AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2003
                                              Securities Act File No. 333-_____
                                      Investment Company Act File No. 811-00041
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (Check Appropriate Box or Boxes)

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             [_]     Pre-Effective Amendment No. _________________
             [_]     Post-Effective Amendment No. ________________
                                     and/or
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                          -----------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)
                          -----------------------------
                              450 Lexington Avenue
                                   Suite 3300
                            New York, New York 10017
                                 (212) 916-8400
                    (Address of Principal Executive Offices)
                          -----------------------------
                            Eugene L. DeStaebler, Jr.
                              450 Lexington Avenue
                                   Suite 3300
                            New York, New York 10017
                                 (212) 916-8400
                     (Name and Address of Agent for Service)
                          -----------------------------
                                   Copies to:

John E. Baumgardner, Jr., Esq.                     Sarah E. Cogan, Esq.
   Sullivan & Cromwell LLP                    Simpson Thacher & Bartlett LLP
       125 Broad Street                            425 Lexington Avenue
   New York, New York 10004                      New York, New York 10017
        (212) 558-4000                                (212) 455-2000
                          -----------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box):
[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

    [_] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

    [_] this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _____

                              ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================================================================
                                                                PROPOSED MAXIMUM        PROPOSED MAXIMUM
                                            AMOUNT TO BE       OFFERING PRICE PER      AGGREGATE OFFERING          AMOUNT OF
 TITLE OF SECURITIES BEING REGISTERED        REGISTERED              SHARE                 PRICE (1)           REGISTRATION FEE
================================================================================================================================
    __% Cumulative Preferred Stock,
  Series B, par value $1.00 per share        4,000,000               $25.00               $100,000,000              $8,090
================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
                              ---------------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                     GENERAL AMERICAN INVESTORS COMPANY, INC.
                                               CROSS-REFERENCE SHEET

                Items in Part A of Form N-2                              Location in Prospectus (Caption)
----------------------------------------------------------------------------------------------------------------------

PART A
1.   Outside Front Cover................................     Outside Front Cover Page
2.   Inside Front and Outside Back Cover Page...........     Outside Front Cover Page; Inside Front Cover Page;
                                                             Outside Back Cover Page
3.   Fee Table and Synopsis.............................     Not Applicable
4.   Financial Highlights...............................     Financial Highlights
5.   Plan of Distribution...............................     Outside Front Cover Page; Prospectus Summary;
                                                             Underwriting
6.   Selling Shareholders...............................     Not Applicable
7.   Use of Proceeds....................................     Prospectus Summary; Use of Proceeds; Investment
                                                             Objectives and Policies
8.   General Description of the Registrant..............     Outside Front Cover Page; Prospectus Summary; The
                                                             Company; Investment Objectives and Policies; Risk
                                                             Factors; Description of Series B Preferred Stock
9.   Management.........................................     Prospectus Summary; Management; Custodian, Transfer
                                                             Agent, Registrar and Dividend-Paying Agent
10.  Capital Stock, Long-Term Debt, and Other Securities     Outside Front Cover Page; Prospectus Summary;
                                                             Capitalization; Investment Objectives and Policies;
                                                             Description of Series B Preferred Stock; Description of
                                                             Capital Stock and Other Securities; Taxation
11.  Defaults and Arrears on Senior Securities..........     Not Applicable
12.  Legal Proceedings..................................     Not Applicable
13.  Table of Contents of the Statement of Additional
     Information........................................     Table of Contents of Statement of Additional Information


                Items in Part B of Form N-2                      Location in Statement of Additional Information
----------------------------------------------------------------------------------------------------------------------

14.  Cover Page.........................................     Outside Front Cover Page
15.  Table of Contents..................................     Outside Front Cover Page
16.  General Information and History....................     General Information and History
17.  Investment Objectives and Policies.................     Investment Objectives and Policies
18.  Management.........................................     Management of the Company
19.  Control Persons and Principal Holders of Securities     Management of the Company; Principal Stockholders
20.  Investment Advisory and Other Services.............     Investment Advisory and Other Services
21.  Brokerage Allocation and Other Practices...........     Brokerage Allocation and Other Practices, Net Asset
                                                             Value
22.  Tax Status.........................................     Taxation
23.  Financial Statements...............................     Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

RED HERRING TEXT
----------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

================================================================================
                    SUBJECT TO COMPLETION, DATED _____, 2003
PROSPECTUS
                                  ______ SHARES
                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                    __% CUMULATIVE PREFERRED STOCK, SERIES B
                    (LIQUIDATION PREFERENCE $25.00 PER SHARE)

         General American Investors Company, Inc. is offering __________ shares of __% Cumulative Preferred Stock, Series B, par value $1.00 share (liquidation preference $25.00 per share), which will be senior securities of the Company. The Company is a closed-end diversified management investment company. The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. No assurance can be given, however, that the Company's investment objectives will be achieved.

         Dividends on the Series B Preferred Stock offered hereby will be cumulative from _________, 2003 at the annual rate of __% of the liquidation preference of $25.00 per share and will be payable quarterly on _____, _____, ______ and _____ in each year, commencing ________, 2003.

         The Series B Preferred Stock may not be issued unless it is rated "Aaa" by Moody's Investors Service, Inc. In order to keep this rating, the composition of the Company's portfolio must reflect the guidelines established by Moody's, and the Company will be required to maintain a minimum discounted asset coverage ratio with respect to the Series B Preferred Stock. See "Description of Rating Agency Guidelines--Rating Agency Guidelines." The Company is also required to maintain the minimum asset coverage by the Investment Company Act of 1940, as amended.

         The Series B Preferred Stock is subject to mandatory redemption in whole or in part by the Company in the event that the Company fails to maintain a quarterly asset coverage of at least 200% as required by the 1940 Act or fails to maintain the discounted asset coverage required by Moody's. Commencing __________, 2008 and any time thereafter, the Company, at its option, may redeem the Series B Preferred Stock in whole or in part. Prior to __________, 2008, the Series B Preferred Stock will be redeemable, at the option of the Company, only to the extent necessary for the Company to continue to qualify for tax purposes as a regulated investment company. In the event the Company redeems the Series B Preferred Stock, the redemption will be for cash, at a redemption price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared). See "Description of Series B Preferred Stock--Redemption" and "Description of Rating Agency Guidelines--Redemption."

                                 ---------------

         The Company intends to apply to list the Series B Preferred Stock on the New York Stock Exchange. If listed, trading of the Series B Preferred Stock on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to the offering, there has been no public market for the Series B Preferred Stock. See "Underwriting."

                                 ---------------

         INVESTING IN THE SERIES B PREFERRED STOCK INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 17 FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE SERIES B PREFERRED STOCK.

                                 ---------------

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                Per Share       Total
                                                ---------       -----
Offering Price.............................
Underwriting Discount(1)...................
Proceeds to the Company(2).................

----------------------
(1) The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(2) Before deducting estimated offering expenses of $_____ payable by the Company.

         The shares of Series B Preferred Stock offered hereby are offered by the underwriters listed in this prospectus, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that certificates for the shares of Series B Preferred Stock will be ready for delivery only through the facilities of The Depository Trust Company in New York, New York on or about ________, 2003 against payment therefor in immediately available funds.

                                 ---------------

              CITIGROUP                              [UNDERWRITER]

                The date of this prospectus is __________, 2003.

         Certain persons participating in the offering of the Series B Preferred Stock may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series B Preferred Stock, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. See "Underwriting."

         This prospectus sets forth important information about the Company you should know before deciding whether to invest in the Series B Preferred Stock. You should read this prospectus carefully and retain it for future reference.

         Additional information about the Company, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission"). You may obtain the Statement of Additional Information, as well as other material incorporated by reference and other information regarding the Company, on the Commission's website (http://www.sec.gov). You may also obtain the Statement of Additional Information without charge by writing to the Company at its address at 450 Lexington Avenue, Suite 3300, New York, New York 10017, or by calling the Company at (212) 916-8400 or toll-free at (800) 436-8401. The Statement of Additional Information is dated the same date as this prospectus and is incorporated by reference in its entirety. The table of contents of the Statement of Additional Information appears on page 32 of this prospectus.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE COMPANY NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR INCONSISTENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS.

                             -----------------------

                                                 TABLE OF CONTENTS
                                                                                                               PAGE

Prospectus Summary................................................................................................3
Financial Highlights.............................................................................................10
The Company......................................................................................................12
Use of Proceeds..................................................................................................12
Capitalization...................................................................................................13
Portfolio........................................................................................................14
Investment Objectives and Policies...............................................................................15
Management.......................................................................................................17
Risk Factors.....................................................................................................17
Description of Series B Preferred Stock..........................................................................19
Description of Rating Agency Guidelines..........................................................................24
Description of Capital Stock and Other Securities................................................................27
Taxation.........................................................................................................28
Certain Provisions of the Restated Certificate of Incorporation and By-Laws; Anti-Takeover Provisions............29
Custodian, Transfer Agent, Registrar and Dividend-Paying Agent...................................................30
Underwriting.....................................................................................................30
Validity of Series B Preferred Stock.............................................................................31
Experts..........................................................................................................31
Additional Information...........................................................................................31
Table of Contents of Statement of Additional Information.........................................................32

                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Company..........................   General American Investors Company,
                                           Inc., a Delaware corporation (the
                                           "Company"), has been engaged in
                                           business as a closed-end diversified
                                           management investment company since
                                           October 15, 1928. The Company
                                           succeeded to a similar business
                                           established in 1927. The Company's
                                           outstanding common stock, par value
                                           $1.00 per share, is listed and traded
                                           on the New York Stock Exchange, Inc.
                                           (the "NYSE") under the symbol "GAM."
                                           As of June 30, 2003, the sum of the
                                           net assets of the Company less the
                                           liquidation value of the Company's
                                           outstanding preferred stock
                                           ($150,000,000) was approximately
                                           $900,995,376. As of June 30, 2003,
                                           the Company had outstanding
                                           29,882,056 shares of common stock and
                                           6,000,000 shares of 7.20%
                                           Tax-Advantaged Cumulative Preferred
                                           Stock, Series A, par value $1.00 per
                                           share (liquidation preference $25.00
                                           per share) (the "Series A Preferred
                                           Stock"). Pursuant to the Certificate
                                           of Designations, Preferences and
                                           Rights (the "Certificate of
                                           Designations") relating to the Series
                                           A Preferred Stock, the Company may
                                           redeem the Series A Preferred Stock
                                           on each quarterly dividend payment
                                           date on or after June 23, 2003. The
                                           Company intends to redeem all of the
                                           outstanding Series A Preferred Stock
                                           on September 23, 2003. See
                                           "--Condition to Offering" below.

The Offering.........................   The Company is offering up to _____
                                           shares of ___% Cumulative Preferred
                                           Stock, Series B, par value $1.00 per
                                           share (liquidation preference $25.00
                                           per share) (the "Series B Preferred
                                           Stock"), at a purchase price of $__
                                           per share.

Investment Objectives and Policies...   The primary objective of the Company is
                                           long-term capital appreciation.
                                           Lesser emphasis is placed on current
                                           income. In seeking to achieve its
                                           primary objective, the Company
                                           invests principally in common stocks
                                           believed by management to have
                                           better-than-average growth potential.
                                           No assurance can be given, however,
                                           that the Company's investment
                                           objectives will be achieved. See
                                           "Investment Objectives and Policies."

Portfolio............................   As of June 30, 2003, the net assets
                                           applicable to the Company's common
                                           stock were $900,995,376, of which
                                           $341,758,920 was unrealized
                                           appreciation on investments and
                                           securities sold short. See
                                           "Portfolio."

Management...........................   The Board of Directors of the Company
                                           has overall management responsibility
                                           for the Company. Spencer Davidson,
                                           President and Chief Executive Officer
                                           of the Company, manages the Company's
                                           portfolio. See "Management--Portfolio
                                           Management" on page 17 of this
                                           prospectus and "Management of the
                                           Company" in the Statement of
                                           Additional Information.

Dividends............................   Dividends on the Series B Preferred
                                           Stock at the annual rate of ___% of
                                           the liquidation preference of $25.00
                                           per share, when, as and if declared
                                           by the Board of Directors, will be
                                           cumulative from ________, 2003. The
                                           dividends will be payable, out of the
                                           Company's legally available funds
                                           therefor, quarterly in arrears on
                                           ________, _______, ________ and
                                           ________ in each year, commencing
                                           ___________, 2003 to the holders of
                                           record on the preceding _______,
                                           ______, _______ and _______,
                                           respectively. See "Description of
                                           Series B Preferred Stock--Dividends."

Rating...............................   The Company will issue the Series B
                                           Preferred Stock only if the shares
                                           receive a rating of "Aaa" from
                                           Moody's Investors Service, Inc
                                           ("Moody's"). A rating of "Aaa" is the
                                           highest investment grade rating
                                           issued for preferred stock by
                                           Moody's. The Certificate of
                                           Designations creating and fixing the
                                           rights and preferences of the Series
                                           B Preferred Stock contains certain
                                           provisions that reflect guidelines
                                           established by Moody's (the "rating
                                           agency guidelines") in order to
                                           obtain this rating on _______, 2003,
                                           the date of original issue of the
                                           Series B Preferred Stock. See
                                           "Description of Rating Agency
                                           Guidelines--Rating Agency
                                           Guidelines."

Asset Coverage.......................   The Company will be required to maintain
                                           two different asset maintenance
                                           requirements:

                                           o  the asset coverage required by the
                                              Investment Company Act of 1940, as
                                              amended (the "1940 Act"), and

                                           o  the discounted asset coverage
                                              required by Moody's.

                                        Each asset maintenance requirement is
                                           summarized below.

                                        The Company will be required to
                                           maintain, as of the last business day
                                           of March, June, September and
                                           December of each year, an asset
                                           coverage of at least 200% with
                                           respect to the Series B Preferred
                                           Stock, which is the asset coverage
                                           required by Section 18 of the 1940
                                           Act. The Company estimates that if it
                                           had issued and sold the shares of
                                           Series B Preferred Stock offered
                                           hereby and redeemed all of its
                                           outstanding shares of Series A
                                           Preferred Stock as of June 30, 2003,
                                           the asset coverage for the Series B
                                           Preferred Stock under the 1940 Act
                                           would have been approximately ___%
                                           (after giving effect to the deduction
                                           of the underwriting discounts and
                                           estimated expenses payable in
                                           connection with the offering of
                                           approximately $_____). The asset
                                           coverage would have been computed as
                                           follows: value of the Company's
                                           assets less liabilities not
                                           constituting senior securities
                                           ($________) divided by senior
                                           securities representing indebtedness
                                           plus the liquidation preference of
                                           each class of preferred stock
                                           ($_______), expressed as a percentage
                                           = _____%. See "Description of Rating
                                           Agency Guidelines--Asset
                                           Maintenance."

                                        Under the rating agency guidelines, the
                                           Company will be required to maintain
                                           assets having an aggregate discounted
                                           value at least equal to the basic
                                           maintenance amount, which is the
                                           minimum asset coverage specified by
                                           Moody's. Moody's has established the
                                           discount factors and guidelines for
                                           determining the discounted value of
                                           the Company's assets in connection
                                           with the Company's receipt of a
                                           rating of "Aaa" on the Series B
                                           Preferred Stock. See "Description of
                                           Rating Agency Guidelines--Rating
                                           Agency Guidelines."

                                        The Certificate of Designations for the
                                           Series B Preferred Stock, which
                                           contains the technical provisions of
                                           the various components of the asset
                                           coverage tests, has been filed as an
                                           exhibit to this registration
                                           statement and may be obtained through
                                           the Commission's website
                                           (http://www.sec.gov).

Voting Rights........................   At all times, holders of shares of the
                                           Company's preferred stock then
                                           outstanding (including the Series B
                                           Preferred Stock), voting as a single
                                           class, will elect two members of the
                                           Company's Board of Directors, and
                                           holders of shares of preferred stock
                                           and common stock, voting as a single
                                           class, will elect the remaining
                                           directors. However, upon a failure by
                                           the Company to pay dividends on any
                                           of its preferred stock in an amount
                                           equal to two full years' dividends,
                                           holders of shares of the preferred
                                           stock, voting as a separate class,
                                           will have the right to elect the
                                           smallest number of directors that
                                           would constitute a majority of the
                                           directors until cumulative dividends
                                           on all shares of preferred stock have
                                           been paid or provided for. Holders of
                                           shares of Series B Preferred Stock
                                           and any other preferred stock will
                                           vote separately as a class on certain
                                           other matters, as required under the
                                           Certificate of Designations relating
                                           to their series, the 1940 Act and
                                           Delaware law. Except as otherwise
                                           indicated in this prospectus and as
                                           otherwise required by applicable law,
                                           holders of shares of Series B
                                           Preferred Stock will be entitled to
                                           one vote per share on each matter
                                           submitted to a vote of stockholders
                                           and will vote together with holders
                                           of shares of common stock and any
                                           other preferred stock as a single
                                           class. See "Description of Series B
                                           Preferred Stock--Voting Rights."

Mandatory Redemption.................   The Company will be required to redeem
                                           the Series B Preferred Stock in the
                                           situations discussed below.

                                        The Series B Preferred Stock is subject
                                           to mandatory redemption in whole or
                                           in part by the Company in the event
                                           that the Company fails to maintain
                                           the asset coverage requirements in
                                           accordance with the rating agency
                                           guidelines or the 1940 Act as
                                           described above and, in each case,
                                           does not cure that failure by the
                                           applicable cure date. Any mandatory
                                           redemption will be made for cash at a
                                           redemption price equal to $25.00 per
                                           share plus accumulated and unpaid
                                           dividends (whether or not earned or
                                           declared) to the redemption date.

                                        In the event that shares are redeemed
                                           due to a failure to maintain the
                                           quarterly asset coverage, the Company
                                           may, but is not required to, redeem a
                                           sufficient number of shares of Series
                                           B Preferred Stock in order that the
                                           asset coverage, as defined in the
                                           1940 Act, of the remaining
                                           outstanding shares of Series B
                                           Preferred Stock and any other
                                           preferred stock after redemption is
                                           up to 225%.

                                        Under the rating agency guidelines, in
                                           the event that shares are redeemed
                                           due to a failure to maintain weekly a
                                           discounted asset coverage at least
                                           equal to the basic maintenance
                                           amount, the Company may redeem a
                                           sufficient number of shares of Series
                                           B Preferred Stock in order that the
                                           aggregate discounted value of the
                                           Company's assets exceeds the basic
                                           maintenance amount of the remaining
                                           outstanding shares of Series B
                                           Preferred Stock and any other
                                           preferred stock by up to 10%.

                                        The Series B Preferred Stock is also
                                           subject to mandatory redemption in
                                           whole if the Company's Board of
                                           Directors and holders of common stock
                                           authorize certain transactions. See
                                           "Description of Series B Preferred
                                           Stock--Redemption--Mandatory
                                           Redemption" and "Description of
                                           Rating Agency Guidelines--
                                           Redemption."

Optional Redemption..................   Subject to the limitations of the 1940
                                           Act and Delaware law, commencing
                                           ____, 2008 and any time thereafter
                                           the Company at its option may redeem
                                           the Series B Preferred Stock in whole
                                           or in part. Prior to ____, 2008, the
                                           Series B Preferred Stock will be
                                           redeemable at the option of the
                                           Company only to the extent necessary
                                           for the Company to continue to
                                           qualify for tax purposes as a
                                           regulated investment company. Any
                                           optional redemption will be made for
                                           cash at a price equal to $25.00 per
                                           share plus accumulated and unpaid
                                           dividends (whether or not earned or
                                           declared) to the redemption date. See
                                           "Description of Series B Preferred
                                           Stock--Redemption--Optional
                                           Redemption."

Liquidation Preference...............   The liquidation preference of each share
                                           of Series B Preferred Stock is $25.00
                                           plus an amount equal to accumulated
                                           and unpaid dividends (whether or not
                                           earned or declared) to the date of
                                           distribution. See "Description of
                                           Series B Preferred Stock--Liquidation
                                           Rights."

Use of Proceeds......................   The Company will use the net proceeds
                                           from the offering of the Series B
                                           Preferred Stock to purchase
                                           additional portfolio securities in
                                           accordance with its investment
                                           objectives and policies. See "Use of
                                           Proceeds."

Listing..............................   Prior to this offering, there has been
                                           no public market for the Series B
                                           Preferred Stock. The Company intends
                                           to apply to list the shares of Series
                                           B Preferred Stock on the NYSE.
                                           However, during an initial period
                                           which is not expected to exceed 30
                                           days from the date of this
                                           prospectus, the Series B Preferred
                                           Stock
                                           may not be listed on the NYSE.

Risk Factors.........................   Risk is inherent in all investing.
                                           Therefore, before investing in Series
                                           B Preferred Stock you should consider
                                           the risks carefully. These risks
                                           include:

                                        General

                                           o  The market price for the Series B
                                              Preferred Stock will be influenced
                                              by changes in interest rates, the
                                              perceived credit quality of the
                                              Series B Preferred Stock and other
                                              factors.

                                           o  The Company may be required to
                                              redeem your Series B Preferred
                                              Stock to meet regulatory or rating
                                              agency requirements or may
                                              voluntarily redeem your Series B
                                              Preferred Stock. Subject to these
                                              redemptions, the Series B
                                              Preferred Stock is perpetual.

                                           o  The Series B Preferred Stock is
                                              not a debt obligation of the
                                              Company. The Series B Preferred
                                              Stock will be junior in respect of
                                              dividends and liquidation
                                              preferences to any indebtedness
                                              incurred by the Company. Although
                                              unlikely, precipitous declines in
                                              the value of the Company's assets
                                              could result in the Company having
                                              insufficient assets to redeem all
                                              of the Series B Preferred Stock
                                              for the full redemption price.

                                           o  The value of the Company's
                                              investment portfolio may decline,
                                              reducing the asset coverage for
                                              the Series B Preferred Stock.
                                              Further, if an issuer of a common
                                              stock in which the Company invests
                                              experiences financial difficulties
                                              or if an issuer's preferred stock
                                              or debt security is downgraded or
                                              defaults or if an issuer in which
                                              the Company invests is affected by
                                              other adverse market factors,
                                              there may be a negative impact on
                                              the income and/or asset value of
                                              the Company's investment
                                              portfolio.

                                           o  The Company may not meet the asset
                                              coverage requirements or earn
                                              sufficient income from its
                                              investments to pay dividends on
                                              the Series B Preferred Stock.

                                        Rating Agency Risk

                                           o  Moody's could downgrade or
                                              withdraw the rating assigned to
                                              the Series B Preferred Stock,
                                              which would likely have an adverse
                                              effect on the liquidity and market
                                              value of these preferred shares.
                                              The present credit rating does not
                                              eliminate or mitigate the risks of
                                              investing in these preferred
                                              shares.

                                        Illiquidity Prior to Exchange Listing

                                           o  During an initial period which is
                                              not expected to exceed 30 days
                                              after the date of its issuance,
                                              the Series B Preferred Stock will
                                              not be traded on any securities
                                              exchange. During this period, it
                                              is expected that the underwriters
                                              intend to make a market in the
                                              Series B Preferred Stock; however,
                                              they have no obligation to do so.
                                              As a result, an investment in the
                                              Series B Preferred Stock may be
                                              illiquid during this period.

                                        Foreign Securities

                                           o  The Company may invest its assets
                                              in foreign securities. Investing
                                              in securities of foreign companies
                                              and foreign governments, which
                                              generally are denominated in
                                              foreign currencies, may involve
                                              certain risk and opportunity
                                              considerations not typically
                                              associated with investing in
                                              domestic companies and could cause
                                              the Company to be affected
                                              favorably or unfavorably by
                                              changes in currency exchange rates
                                              and revaluations of currencies.

                                        Dependence on Key Personnel

                                           o  The Company is dependent upon the
                                              expertise of Mr. Spencer Davidson
                                              in providing portfolio management
                                              services with respect to the
                                              Company's investments. If the
                                              Company were to lose the services
                                              of Mr. Davidson, its investment
                                              decisions could be adversely
                                              affected to the extent the Company
                                              could not appoint a successor in a
                                              timely manner. The Company cannot
                                              assure you that it will find a
                                              suitable replacement for Mr.
                                              Davidson in a timely manner in the
                                              event of his death, resignation,
                                              retirement or inability to act on
                                              behalf of the Company.

Condition to Offering................   Under the Company's Restated Certificate
                                           of Incorporation, it is authorized to
                                           issue up to 10,000,000 shares of
                                           preferred stock in one or more series
                                           from time to time. As of the date of
                                           this prospectus, 6,000,000 shares of
                                           the Company's Series A Preferred
                                           Stock were issued and outstanding.
                                           Pursuant to the Certificate of
                                           Designations relating to the Series A
                                           Preferred Stock, upon redemption, the
                                           shares of Series A Preferred Stock
                                           shall be canceled and shall revert to
                                           authorized but unissued shares of
                                           preferred stock undesignated as to
                                           series. Accordingly, the Series B
                                           Preferred Stock offered hereby may
                                           not be validly issued until a
                                           sufficient number of shares of Series
                                           A Preferred Stock outstanding have
                                           been redeemed. Pursuant to the
                                           Certificate of Designations, the
                                           Company intends to notify the holders
                                           of the Series A Preferred Stock on
                                           August ___, 2003 that it will redeem
                                           all of the outstanding shares of
                                           Series A Preferred Stock on September
                                           23, 2003 for an aggregate
                                           redemption price equal to
                                           approximately $______. All conditions
                                           precedent to redemption of the Series
                                           A Preferred Stock will be satisfied
                                           in all material respects prior to the
                                           issuance of the Series B Preferred
                                           Stock offered hereby.

Federal Income Tax
   Considerations....................   The Company has qualified, and intends
                                           to remain qualified, for federal
                                           income tax purposes, as a regulated
                                           investment company. Qualification
                                           requires, among other things,
                                           compliance by the Company with
                                           certain distribution requirements.
                                           Limitations on distributions, which
                                           could be imposed in the event the
                                           Company fails to satisfy the asset
                                           coverage requirements under the 1940
                                           Act on the Series B Preferred Stock,
                                           could jeopardize the Company's
                                           ability to meet the distribution
                                           requirements. The Company presently
                                           intends, however, to the extent
                                           possible, to purchase or redeem
                                           Series B Preferred Stock, if
                                           necessary, in order to maintain
                                           compliance with those asset coverage
                                           requirements. See "Taxation" for a
                                           more complete discussion of these and
                                           other federal income tax
                                           considerations.

Anti-takeover Provisions.............   Certain provisions of the Company's
                                           Restated Certificate of Incorporation
                                           and By-Laws may be regarded as
                                           "anti-takeover" provisions. Pursuant
                                           to these provisions, the affirmative
                                           vote of the holders of 66 2/3% of the
                                           outstanding shares of capital stock
                                           of the Company is necessary to
                                           authorize the conversion of the
                                           Company from a closed-end to an
                                           open-end investment company and to
                                           authorize a merger or consolidation
                                           of the Company with an open-end
                                           investment company. The overall
                                           effect of these provisions is to make
                                           it more difficult to convert the
                                           Company's status to an open-end
                                           investment company. In addition, the
                                           affirmative vote of the holders of 66
                                           2/3% of the outstanding shares of
                                           capital stock of the Company is
                                           necessary to authorize the sale of
                                           all or substantially all of the
                                           assets of the Company. See "Certain
                                           Provisions of the Restated
                                           Certificate of Incorporation and
                                           By-Laws; Anti-Takeover Provisions."

Custodian, Transfer Agent, Registrar
   and Dividend-Paying Agent.........   Deutsche Bank Trust Company Americas
                                           serves as the Company's custodian.
                                           Mellon Investor Services LLC serves
                                           as the Company's stock transfer
                                           agent, registrar and dividend-paying
                                           agent. See "Custodian, Transfer
                                           Agent, Registrar and Dividend-Paying
                                           Agent."

                              FINANCIAL HIGHLIGHTS

         The selected financial data below sets forth per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2003 and for each year in the ten-year period ended December 31, 2002. The financial information was derived from and should be read in conjunction with the financial statements of the Company incorporated by reference into this prospectus and the Statement of Additional Information. The financial information set forth below (except for the financial data for the six months ended June 30, 2003) has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified report accompanying the financial statements, which report is incorporated by reference into this prospectus and the Statement of Additional Information.

                                                  Six Months
                                                Ended June 30,                      Year Ended December 31,
                                                ---------------  --------------------------------------------------------------
                                                     2003           2002         2001          2000          1999         1998
                                                ---------------  ---------    ----------    ----------    ---------     -------
                                                  (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......              $26.48     $35.14       $39.91        $41.74       $34.87       $29.15
                                                ---------------  ---------    ----------    ----------    ---------     -------
   Net investment income...................                 .02        .19          .41           .53          .45          .47
   Net gain (loss) on securities-realized
     and unrealized........................                3.87     (7.88)        (.66)          6.12        11.32         9.44
                                                ---------------  ---------    ----------    ----------    ---------     -------
   Distributions on Preferred Stock:
     Dividends from investment income(1)...                   -      (.12)        (.07)         (.11)        (.07)        (.03)
     Distributions from capital gains......                   -      (.23)        (.29)         (.29)        (.35)        (.20)
     Unallocated...........................               (.18)          -            -             -            -        (.01)
                                                ---------------  ---------    ----------    ----------    ---------     -------
                                                          (.18)      (.35)        (.36)         (.40)        (.42)        (.24)
                                                ---------------  ---------    ----------    ----------    ---------     -------
Total from investment operations...........                3.71     (8.04)        (.61)          6.25        11.35         9.67
                                                ---------------  ---------    ----------    ----------    ---------     -------
Less distributions on Common Stock:
     Dividends from investment income(2)...               (.01)      (.21)        (.88)        (2.30)        (.71)        (.48)
     Distributions from capital gains......               (.03)      (.41)       (3.28)        (5.78)       (3.77)       (3.24)
     In excess of net income...............                   -          -            -             -            -            -
                                                ---------------  ---------    ----------    ----------    ---------     -------
                                                          (.04)      (.62)       (4.16)        (8.08)       (4.48)       (3.72)
                                                ---------------  ---------    ----------    ----------    ---------     -------
Capital Stock transaction-
     effect of Preferred Stock offering....                   -          -            -             -            -        (.23)
                                                ---------------  ---------    ----------    ----------    ---------     -------
Net asset value, end of period.............              $30.15     $26.48       $35.14        $39.91       $41.74       $34.87
                                                ===============  =========    ==========    ==========    =========     =======
Per share market value, end of period......              $27.44     $23.85       $33.47        $36.00       $37.19       $30.44
                                                ===============  =========    ==========    ==========    =========     =======

TOTAL INVESTMENT RETURN:
Stockholder Return, based on market
     price per share.......................           15.24%(3)    -27.21%        4.33%        19.10%       39.22%       31.31%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common stock,
     end of period (000's omitted).........            $900,995   $809,192   $1,097,530    $1,155,039   $1,094,519     $868,933
Ratio of expenses to average net assets
     applicable to common stock............            0.61%(3)      0.97%        1.02%         1.09%        1.01%        0.95%
Ratio of net income to average net assets
     applicable to common stock............            0.07%(3)      0.61%        1.15%         1.24%        1.23%        1.50%
Portfolio turnover rate....................            7.15%(3)     22.67%       23.81%        40.61%       33.68%       34.42%
Shares outstanding, end of period (000's
     omitted)..............................              29,882     30,561       31,232        28,941       26,219       24,917

                                                                        Year Ended December 31,
                                                -------------  --------------  -------------  -------------  -----------
                                                    1997            1996           1995           1994          1993
                                                -------------  --------------  -------------  -------------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......            $25.24          $23.94         $22.31         $24.75       $28.56
                                                -------------  --------------  -------------  -------------  -----------
   Net investment income...................               .21             .22            .08            .05          .03
   Net gain (loss) on securities-realized
     and unrealized........................              7.15            3.86           4.54          (.94)        (.80)
                                                -------------  --------------  -------------  -------------  -----------
   Distributions on Preferred Stock:
     Dividends from investment income(1)...                 -               -              -              -            -
     Distributions from capital gains......                 -               -              -              -            -
     Unallocated...........................                 -               -              -              -            -
                                                -------------  --------------  -------------  -------------  -----------
                                                            -               -              -              -            -
                                                -------------  --------------  -------------  -------------  -----------
Total from investment operations...........              7.36            4.08           4.62          (.89)        (.77)
                                                -------------  --------------  -------------  -------------  -----------
Less distributions on Common Stock:
     Dividends from investment income(2)...             (.26)           (.20)          (.11)          (.05)        (.04)
     Distributions from capital gains......            (3.19)          (2.58)         (2.87)         (1.49)       (2.98)
     In excess of net income...............                 -               -          (.01)          (.01)        (.02)
                                                -------------  --------------  -------------  -------------  -----------
                                                       (3.45)          (2.78)         (2.99)         (1.55)       (3.04)
                                                -------------  --------------  -------------  -------------  -----------
Capital Stock transaction-
     effect of Preferred Stock offering....                 -               -              -              -            -
                                                -------------  --------------  -------------  -------------  -----------
Net asset value, end of period.............            $29.15          $25.24         $23.94         $22.31       $24.75
                                                =============  ==============  =============  =============  ===========
Per share market value, end of period......            $26.19          $21.00         $20.00         $19.00       $22.25
                                                =============  ==============  =============  =============  ===========

TOTAL INVESTMENT RETURN:
Stockholder Return, based on market price per
share......................................            42.58%          19.48%         21.22%         -7.86%      -15.92%

RATIOS AND SUPPLEMENTAL DATA:

Net assets applicable to common stock, end of
     period (000's omitted)................          $702,597        $597,597       $573,693       $519,722     $553,898
Ratio of expenses to average net assets
     applicable to common stock............             0.98%           1.05%          1.25%          1.17%        1.16%
Ratio of net income to average net assets
     applicable to common stock............             0.80%           0.88%          0.36%          0.21%        0.14%
Portfolio turnover rate....................            32.45%          33.40%         29.14%         17.69%       19.50%
Shares outstanding, end of period (000's
omitted)...................................            24,105          23,679         23,963         23,292       22,379

----------------------
(1) Includes short-term capital gains in the amount of $.04 per share for 2001, $.09 per share for 2000, and $.03 per share for 1999.

(2) Includes short-term capital gains in the amount of $.19 per share for 2002, $.51 per share for 2001, $1.82 per share for 2000, $.29 per share for 1999, $.05 per share for 1997 and $.03 per share for 1995.

(3)  Not annualized.

         The following table provides information about the Company's Series A Preferred Stock since its issuance in June 1998. The information has been audited (except for the financial data for the six months ended June 30, 2003) by Ernst & Young LLP, independent accountants.

                                                         Involuntary
                                                         Liquidating
                       Total Amount    Asset Coverage   Preference Per    Average Market
        Year           Outstanding       Per Share          Share        Value Per Share
---------------------  ------------   ---------------   --------------   ---------------
        1998            6,000,000         $171.06           $25.00            $25.74
        1999            6,000,000         $209.25           $25.00            $24.64
        2000            6,000,000         $228.41           $25.00            $26.03
        2001            6,000,000         $212.53           $25.00            $25.47
        2002            6,000,000         $163.07           $25.00            $26.03
2003 (as of June 30)    6,000,000         $177.28           $25.00            $25.59
     (unaudited)

         For purposes of the foregoing table, the asset coverage per share is calculated by dividing the total value of the Company's assets on the last day of the relevant period by the number of shares of Series A Preferred Stock outstanding on that date. Involuntary liquidation preference per share refers to the amount holders of Series A Preferred Stock are entitled to receive per share in the event of liquidation of the Company prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Company. The average market value per share is the average of the weekly closing prices of the Series A Preferred Stock on the NYSE each week during the relevant period.

                                   THE COMPANY

         General American Investors Company, Inc. is a closed-end diversified management investment company, incorporated under the laws of the State of Delaware on October 15, 1928, and is registered under the 1940 Act. The Company succeeded to a similar business established in 1927. As of June 30, 2003, the Company had 29,882,056 shares of common stock outstanding with an aggregate net asset value of $900,995,376, and 6,000,000 shares of Series A Preferred Stock outstanding. The Company's common stock is traded on the NYSE under the symbol "GAM." The Company's Series A Preferred Stock is traded on the NYSE under the symbol "GAM Pr."

         The Company intends to redeem all of the outstanding Series A Preferred Stock on September 23, 2003. The Company's principal office is located at 450 Lexington Avenue, Suite 3300, New York, New York 10017, its telephone number is
(212) 916-8400 and its toll-free telephone number is (800) 436-8401.

                                 USE OF PROCEEDS

         The net proceeds to the Company from this offering are estimated to be approximately $______ (after deducting the underwriting discounts and estimated offering expenses). The Company expects to invest these proceeds in accordance with its investment objectives and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Company principally invests. Pending this investment, the proceeds will be held in high quality short-term debt securities and instruments. See "Investment Objectives and Policies."

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Company as of June 30, 2003 (unaudited) on an actual basis and as adjusted to give effect to
(i) the redemption of 6,000,000 shares of Series A Preferred Stock for an aggregate redemption price of approximately $_____ and (ii) the consummation of the offering of ____________ shares of Series B Preferred Stock.

                                                 June 30, 2003 (unaudited)
                                        ----------------------------------------
                                              Actual           As Adjusted(1)
                                        -----------------   --------------------
Long-term debt.......................                 --

Stockholders' equity:

Preferred stock, $1.00 par value:

   10,000,000 shares, authorized (the
      "Actual" column reflects the
      Company's outstanding
      capitalization as of June 30,
      2003; the "As Adjusted" column
      assumes the issuance of _____
      shares of Series B Preferred
      Stock, liquidation preference
      $25.00 per share, and the
      redemption and cancellation of
      6,000,000 shares of Series A
      Preferred Stock, liquidation
      preference of $25.00 per
      share).........................        $150,000,000
                                             ============

Common stock, $1.00 par value:

   50,000,000 shares authorized,
      29,882,056 shares outstanding
      (exclusive of 1,349,507 shares
      held in Treasury)..............         $29,882,056

   Additional paid-in capital........         547,762,055

   Accumulated realized loss on
      investments...........                  (14,374,856)

   Undistributed net income..........           1,607,201

   Unallocated distributions on
      Series A Preferred Stock.......          (5,640,000)

   Unrealized appreciation on
      investments and securities
      sold short (including aggregate
      gross unrealized appreciation
      of $398,757,748)...............         341,758,920
                                              -----------
      Net assets applicable to
          common stock...............        $900,995,376
                                             ============

----------------------
(1) After deducting the underwriting discounts and estimated offering expenses of approximately $_____.

                                    PORTFOLIO

         The following table sets forth certain information regarding the Company's investment portfolio as of June 30, 2003.

                                                                        Value                     Percentage
                                                             ---------------------------  ---------------------------
Common stocks...........................................              $753,824,719                   83.7%
Convertible corporate notes.............................                10,400,000                    1.2
Corporate discount notes................................               191,556,642                   21.3
U.S. Treasury bills.....................................                95,732,612                   10.6
Liabilities in excess of cash, receivables and
other assets............................................                  (518,597)                  (0.1)
Series A Preferred Stock (6,000,000 shares at a
   liquidation value of $25.00 per share)...............              (150,000,000)                 (16.7)
                                                             ---------------------------  ---------------------------
       Net assets applicable to common stock............              $900,995,376                   100.0%
                                                             ===========================  ===========================

Sector weightings in common stock portfolio:
Insurance...............................................              $179,616,350                   19.9%
Pharmaceuticals and health care.........................               167,470,320                   18.6
Retail trade............................................               166,317,300                   18.5
Banking.................................................                82,218,800                    9.1
Communications and information services.................                43,344,000                    4.8
Environment control (including services)................                29,689,060                    3.3
Consumer products and services..........................                19,844,000                    2.2
Electronics.............................................                16,031,375                    1.8
Oil and natural gas (including services)................                14,950,000                    1.7
Miscellaneous...........................................                12,735,148                    1.4
Semiconductors..........................................                11,378,871                    1.3
Aerospace/Defense.......................................                 6,864,000                    0.8
Special holdings........................................                 2,072,000                    0.2
Computer software and systems...........................                 1,293,495                    0.1
                                                             ---------------------------  ---------------------------
                                                                      $753,824,719                   83.7%
                                                             ===========================  ===========================

         The following table sets forth the Company's ten largest investment holdings as of June 30, 2003.

                                                                   % Net Assets
                                                                   Applicable to
                                          Shares       Value       Common Stock
                                        ---------   ------------   -------------

The Home Depot, Inc..................   1,945,000    $64,418,400        7.1%
Everest Re Group, Ltd................     690,000     52,785,000        5.9
The TJX Companies, Inc...............   2,425,000     45,687,000        5.1
Pfizer Inc...........................   1,025,000     35,003,750        3.9
Genentech, Inc.......................     485,000     34,978,200        3.9
Golden West Financial Corporation....     410,000     32,804,100        3.6
Wal-Mart Stores, Inc.................     570,000     30,591,900        3.4
M&T Bank Corporation.................     310,000     26,108,200        2.9
Costco Wholesale Corporation.........     700,000     25,620,000        2.8
PartnerRe Ltd........................     490,000     25,043,900        2.8
                                                    ------------   -------------
                                                    $373,040,450       41.4%
                                                    ============   =============


         The following table sets forth as of June 30, 2003 the unrealized appreciation on investments as a percentage of the Company's net assets applicable to common stock.

Cost basis of net assets.......................   $559,236,456       62.1%
Unrealized appreciation on investments and
  securities sold short........................    341,758,920       37.9
                                                  ------------    --------
Total net assets applicable to common stock....   $900,995,376      100.0%
                                                  ============    ========


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by its management to have better-than-average growth potential. There are market risks inherent in any investment, and no assurance can be given that the investment objectives of the Company will be achieved.

INVESTMENT POLICIES

         The Company's investment policy is flexible, as its Restated Certificate of Incorporation permits the Company to invest in all forms of securities without limiting the portion of its assets that may be invested in any one type. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities. These types of securities include, among others, bonds, debentures, notes, preferred and common stocks, rights and warrants. The Company may invest its assets in whatever amounts or proportions that it believes are best suited to current and anticipated economic and market conditions. As a diversified management investment company registered under the 1940 Act, the Company may not make any investment which would result in less than 75% of its assets being in cash or cash items, government securities and securities of other companies, limited in the case of any one issuer to not more than 5% of the Company's total assets and to 10% of the voting securities of that issuer.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES; INVESTMENT RESTRICTIONS

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. These investment objectives may not be changed without the affirmative vote of the holders of a majority of the Company's outstanding voting securities.

         The policies set forth below are fundamental policies of the Company and may not be changed without the affirmative vote of the holders of a majority of the Company's outstanding voting securities. Under these fundamental policies, the Company may not:

          o Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

          o Borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

          o    Underwrite securities in excess of 20% of its gross assets.

          o Increase its holdings in a particular industry by additional investment in that industry beyond 50% of the value of the Company's gross assets.

          o    Purchase or sell real estate.

          o Purchase or sell commodities or commodity contracts in excess of 20% of its gross assets.

          o Make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities, issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

          o Invest in companies for the purpose of exercising control of management, unless it becomes necessary to do so to conserve any investment.

         If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered a violation of that restriction.

         Within the limits of these fundamental policies the Company has reserved freedom of action. While the Company's fundamental policy permits the Company to invest up to 50% of the gross value of its assets in a particular industry, it is the operating policy of the Company to invest not more than 25% of its assets in any one particular industry.

FOREIGN SECURITIES

         The Company may invest its assets in foreign securities, which may include securities issued by companies in developing countries. As of June 30, 2003, 9.6% of the Company's net assets applicable to common stock were invested in securities of companies domiciled in foreign countries.

PORTFOLIO TURNOVER

         The Company buys and sells securities to accomplish its investment objective. The investment policies of the Company and fluctuating market conditions are instrumental in determining the frequency of changes in investments. Consequently, it is not possible to predict the portfolio turnover of the Company with certainty. During the six months ended June 30, 2003 and the fiscal years ended December 31, 2002 and 2001, the portfolio turnover of the Company was 7.15% (not annualized), 22.67% and 23.81%, respectively.

         Portfolio turnover generally involves some expense to the Company, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                                   MANAGEMENT

         Under the Company's Restated Certificate of Incorporation and Delaware General Corporation Law, the Company's business and affairs are managed by or under the direction of its Board of Directors. The Company's portfolio is internally managed by the officers of the Company, without an investment adviser. Information about the directors and officers of the Company is included in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

         Spencer Davidson, President and Chief Executive Officer of the Company, has been responsible for the management of the Company's portfolio since August 1995. Mr. Davidson joined the Company in 1994 as senior investment counselor. Prior thereto, he was the general partner of a private investment partnership. He has spent his entire business career on "Wall Street" since first joining an investment and banking firm in 1966.

         Mr. Davidson supervises and coordinates the Company's investment operations and provides overall guidance with respect to industry developments and the economic outlook. He is assisted by seven individuals who have ongoing responsibility for monitoring and evaluating developments in industries in which they specialize. The essential function of the investment staff is to assess social, economic and technological changes and to evaluate whether these changes give rise to investment opportunities.

EXPENSES

         The Company pays all of its own expenses, including, without limitation, salaries and benefits of its officers and employees; rent for office space; other investment research, administration and office operations costs; non-affiliated directors' fees; transfer agent, registrar and custodian fees; preparation, printing and distribution of its proxy statements, stockholder reports and notices; auditing and legal fees; federal registration fees; stock exchange listing fees and expenses; federal, state and local taxes; brokerage commissions; and the cost of issue and sale of its securities.

                                  RISK FACTORS

         Prospective investors should consider carefully the following risk factors in addition to other information set forth in this prospectus and the Statement of Additional Information prior to making an investment in the Series B Preferred Stock.

PREFERRED STOCK

         General. There are a number of risks associated with an investment in Series B Preferred Stock. The market price for the Series B Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred Stock and other factors. The Series B Preferred Stock is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds received from the redemption in an investment providing the same or a better rate than that of the Series B Preferred Stock. Subject to the redemption provisions, the Series B Preferred Stock is perpetual.

         The Series B Preferred Stock is not a debt obligation of the Company. The Series B Preferred Stock would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Company. Although unlikely, precipitous declines in the value of the Company's assets could result in the Company having insufficient assets to redeem all of the Series B Preferred Stock for the full redemption price.

         The value of the Company's investment portfolio may decline, reducing the asset coverage for the Series B Preferred Stock. Further, if an issuer of a common stock in which the Company invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Company invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Company's investment portfolio.

         Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Company's common stock and preferred stock, both by the 1940 Act and by requirements imposed by Moody's, might impair the Company's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Company intends to redeem its preferred stock (including the Series B Preferred Stock) to the extent necessary to enable the Company to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), there can be no assurance that those actions can be effected in time to meet the Code requirements. See "Taxation" in the Statement of Additional Information.

         Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" to the Series B Preferred Stock, the rating does not eliminate or necessarily mitigate the risks of investing in Series B Preferred Stock. The credit rating on the Series B Preferred Stock could be reduced or withdrawn while an investor holds shares, which would likely have an adverse effect on the liquidity and market value of the Series B Preferred Stock.

         Illiquidity Prior to Exchange Listing. Prior to the offering, there has been no public market for the Series B Preferred Stock. The Company intends to apply to list the shares of Series B Preferred on the NYSE. However, in the event shares of the Series B Preferred Stock are issued and approved for listing, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, the Series B Preferred Stock will not be traded on any securities exchange. During this period, the underwriters intend to make a market in the Series B Preferred Stock though they have no obligation to do so. As a result, an investment in the Series B Preferred Stock may be illiquid during this period.

FOREIGN SECURITIES

         The Company may invest its assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies, including the risks listed below.

          o Investing in foreign securities could cause the Company to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

          o Less information may be available about foreign companies and foreign governments than about domestic companies. For example, foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

          o Foreign securities and their markets may not be as liquid as U.S. securities and their markets.

          o Securities of some foreign companies may involve greater market risk than securities of U.S. companies.

          o Investing in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

          o Investment in foreign securities may also be subject to local economic risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

DEPENDENCE ON KEY PERSONNEL

         The Company is dependent upon the expertise of Mr. Spencer Davidson in providing portfolio management services with respect to the Company's investments. If the Company were to lose the services of Mr. Davidson, its investment decisions could be adversely affected to the extent the Company could not appoint a successor in a timely manner. The Company cannot assure you that it can find a suitable replacement for Mr. Davidson in a timely manner in the event of his death, resignation, retirement or inability to act on behalf of the Company.

                     DESCRIPTION OF SERIES B PREFERRED STOCK

         The following is a summary of the terms of the Series B Preferred Stock. This description may not be complete in all respects, and is qualified by reference to the Certificate of Designations relating to the Series B Preferred Stock, the form of which is filed as an exhibit to this registration statement.

GENERAL

         Under its Restated Certificate of Incorporation, the Company is authorized to issue up to 10,000,000 shares of preferred stock. The Board of Directors has the authority to establish the designations and the powers, preferences and rights of the shares of each series of preferred stock, and the qualifications, limitations or restrictions of the shares of each series. As of June 30, 2003, 6,000,000 shares of the Company's Series A Preferred Stock were issued and outstanding. Pursuant to the Certificate of Designations relating to the Series A Preferred Stock, the Company may redeem the Series A Preferred Stock on each quarterly dividend payment date on or after June 23, 2003. The Company intends to notify the holders of the Series A Preferred Stock on August ____, 2003 that it will redeem all of the outstanding shares of the Series A Preferred Stock on September 23, 2003.

         Following the redemption of the Series A Preferred Stock, the Certificate of Designations relating to the Series B Preferred Stock will authorize the Company to issue up to ________ shares of Series B Preferred Stock. No fractional shares of Series B Preferred Stock will be issued. The Board of Directors reserves the right to issue additional shares of Series B Preferred Stock, from time to time, subject to the restrictions set forth in the Certificate of Designations. The shares of Series B Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Series B Preferred Stock repurchased or redeemed by the Company will be canceled and will revert to authorized but unissued preferred stock undesignated as to series. The Board of Directors may, by resolution, classify or reclassify any authorized but unissued preferred stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Company will not issue any class of stock senior to the shares of Series B Preferred Stock.

         Payments to the holders of Series B Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any other indebtedness of the Company.

DIVIDENDS

         Holders of shares of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at the annual rate of __% per share of the liquidation preference of $25.00 per share and no more, payable quarterly in arrears on ______________, ______________, ______________ and
______________ in each year (or, if that date is not a business day, on the next succeeding business day) (each, a "dividend payment date"), commencing __________, 2003, to the persons in whose names the shares of Series B Preferred Stock are registered at the close of business on the preceding ______________, ______________, ______________ and ______________,
respectively. Dividends on the shares of Series B Preferred Stock will accumulate from the date the shares are issued.

         No dividends will be declared or paid or set apart for payment on shares of Series B Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Series B Preferred Stock through the most recent dividend payment dates thereof. If full cumulative dividends are not declared and paid (or a sum sufficient is set apart) on the Series B Preferred Stock, all dividends declared on the shares of Series B Preferred Stock will be paid pro rata to the holders of the outstanding shares. Holders of shares of Series B Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         While any shares of Series B Preferred Stock are outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution on its common stock or any stock of the Company ranking junior to or on a parity with the Series B Preferred Stock as to dividends or upon liquidation unless the Company satisfies each condition specified below. This limitation will not apply to a dividend or distribution that will be paid in shares of, or options, warrants or rights relating to, the Company's common stock or stock ranking junior to the Series B Preferred Stock. In addition, while any shares of Series B Preferred Stock are outstanding, the Company will not call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its common stock or any other of its stock ranking junior to the Series B Preferred Stock unless the Company satisfies each condition specified below. This limitation will not apply to the call for redemption, redemption, purchase or other acquisition by conversion into or exchange for the Company's common stock or other stock junior to the Series B Preferred Stock. The limitations on dividends and distributions or redemption and exchange discussed above will apply unless in each case the following conditions are satisfied:

          o immediately after the transaction, the Company will hold assets with an aggregate discounted value for Moody's at least equal to the basic maintenance amount and the Company will maintain the asset coverage required by Moody's (see "Description of Rating Agency Guidelines--Asset Maintenance" and "--Redemption"),

          o full cumulative dividends on shares of Series B Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient funds to cover the payment of the dividends have been deposited with the dividend-paying agent), and

          o the Company has redeemed the full number of shares of Series B Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Certificate of Designations.

REDEMPTION

         Mandatory Redemption. The Company will be required to redeem the Series B Preferred Stock in whole or in part in the event that the Company fails to maintain a quarterly asset coverage of at least 200% or fails to maintain the discounted asset coverage required by Moody's. See "Description of Rating Agency Guidelines--Redemption."

         The Series B Preferred Stock is also subject to mandatory redemption in whole by the Company at the redemption price if the Company's Board of Directors and holders of common stock authorize:

          o    the dissolution of the Company,

          o    any plan of reorganization (as that term is defined in the 1940
               Act) adversely affecting the Series B Preferred Stock, or

          o any action to change the nature of the Company business so as to cease to be an investment company as provided in Section 13(a)(4) of the 1940 Act.

         Optional Redemption. Prior to _________, 2008, the Company may, at its option, redeem shares of Series B Preferred Stock only to the extent that the redemption is necessary, in the judgment of the Company, to maintain the Company's status as a regulated investment company under the Code. Commencing _______, 2008 and any time thereafter, the Company may, at its option, redeem shares of Series B Preferred Stock in whole or in part. Any redemption is subject to the limitations of the 1940 Act, Delaware law and any other agreement relating to indebtedness of the Company.

         Redemption Price. Any redemption shall be made in cash at a price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.

         Redemption Procedures. A notice of redemption will be given to the holders of record of Series B Preferred Stock selected for redemption not less than 30 or more than 60 days prior to the date fixed for the redemption. Each notice of redemption will state:

          o    the redemption date,

          o    the number of shares of Series B Preferred Stock to be redeemed,

          o    the CUSIP number(s) of the shares,

          o    the redemption price,

          o    the place or places where the shares are to be redeemed,

          o that dividends on the shares to be redeemed will cease to accrue on the redemption date, and

          o the provision of the Certificate of Designations under which the redemption is being made.

         No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

         Upon a liquidation, dissolution or winding up of the affairs of the Company (whether voluntary or involuntary), holders of shares of Series B Preferred Stock then outstanding will be entitled to receive a liquidation distribution in the amount of $25.00 per share plus an amount equal to all accumulated but unpaid dividends thereon, up to and including the date fixed for the distribution or payment excluding interest thereon (the "liquidation preference"). The holders will be entitled to receive the liquidation preference out of assets of the Company available for distribution to stockholders, after satisfying claims of creditors but before any payment is made to holders of the Company's common stock or any other class of its stock ranking junior to the Series B Preferred Stock as to liquidation payments. Holders of Series B Preferred Stock are entitled to no further right or claim to any of the remaining assets of the Company. If the assets of the Company available for distribution among the holders of all outstanding shares of Series B Preferred Stock and any other shares of preferred stock then outstanding that rank equal with the Series B Preferred Stock with respect to payment upon liquidation, will be insufficient to permit the full payment of the liquidation preference, then the assets of the Company will be distributed ratably amongst those holders. If full payment of the liquidation preference is not made, no dividends or distributions will be made to holders of the Company's common stock or any other class of its stock ranking junior to the Series B Preferred Stock as to liquidation.

VOTING RIGHTS

         Except as otherwise stated in this prospectus and as otherwise required by applicable law, holders of shares of Series B Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock of the Company then outstanding as a single class.

         In connection with the election of the Company's directors, holders of shares of Series B Preferred Stock and any other preferred stock then outstanding, voting as a separate class, will be entitled at all times to elect two of the Company's directors, and the remaining directors will be elected by holders of shares of common stock and holders of shares of Series B Preferred Stock and any other preferred stock then outstanding, voting together as a single class. In addition, if at any time dividends on outstanding shares of Series B Preferred Stock and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock are entitled, together with the holders of shares of Series B Preferred Stock, to elect a majority of the directors of the Company under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Series B Preferred Stock and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. These additional directors will be elected at a special meeting of stockholders that will be called and held as soon as practicable. At all subsequent meetings at which directors are to be elected, the holders of shares of Series B Preferred Stock and any other preferred stock then outstanding, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors these holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Company as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Series B Preferred Stock and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of Series B Preferred Stock and any other preferred stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Series B Preferred Stock and any other preferred stock will terminate immediately and automatically. This termination will not affect any of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of Series B Preferred Stock and any other preferred stock have the right to elect in any event.

         So long as the shares of Series B Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the shares of Series B Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Restated Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights set forth in the Restated Certificate of Incorporation of holders of the shares of Series B Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the rating agency guidelines in the event the Company receives confirmation from Moody's that the amendment, alteration or repeal would not impair the rating then assigned to the Series B Preferred Stock.

         The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Series B Preferred Stock and any other preferred stock then outstanding, voting as a separate class, will be required to approve any plan of reorganization adversely affecting these shareholders or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. These include, among other things, any action to change the subclassification from a closed-end investment company to an open-end investment company and changes in the Company's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies," each to the extent stockholder authorization is required. The class vote of holders of shares of the Series B Preferred Stock and any other preferred stock described above will be in addition to a separate vote of the requisite percentage of shares of common stock and Series B Preferred Stock and any other preferred stock, voting together as a single class, necessary to authorize the action in question.

         The foregoing voting provisions will not apply to any shares of Series B Preferred Stock if, at or prior to the time when the act with respect to which the vote otherwise would be required will be effected, the shares will have been
(i) redeemed or (ii) called for redemption and the Company has deposited with the dividend-paying agent sufficient funds to effect the redemption.

LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

         So long as any shares of Series B Preferred Stock are outstanding, the Company may issue and sell one or more series of a class of senior securities of the Company that represent indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, if,

          o immediately after giving effect to the incurrence of the indebtedness and to its receipt and application of the proceeds thereof, the Company will have an "asset coverage," as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Company then outstanding, and

          o the additional indebtedness will not have any preference or priority over any other indebtedness of the Company upon the distribution of assets of the Company or in respect of the payment of interest.

         Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Company then in effect, will not be considered to be indebtedness limited by the Certificate of Designations.

         So long as any shares of Series B Preferred Stock are outstanding, the Company may issue and sell shares of one or more other series of preferred stock constituting a class of senior securities of the Company that represent stock under the 1940 Act in addition to the shares of Series B Preferred Stock, provided that,

          o if the Company is using the proceeds (net of all offering expenses payable by the Company) of the additional preferred stock to purchase all or a portion of the shares of Series B Preferred Stock or to redeem or otherwise refinance all or a portion of the shares of Series B Preferred Stock, any other preferred stock and/or any indebtedness of the Company then outstanding, then the Company will, immediately after giving effect to the issuance of the additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Series B Preferred Stock and all other preferred stock of the Company then outstanding, or

          o if the Company is using the proceeds (net of all offering expenses payable by the Company) of the additional preferred stock for any other purpose, then the Company will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Series B Preferred Stock and all other preferred stock of the Company then outstanding, and

          o in the case of either situation above, no such additional preferred stock will have any preference or priority over any other preferred stock of the Company upon the distribution of the assets of the Company or in respect of the payment of dividends.

REPURCHASE OF SERIES B PREFERRED STOCK

         The Company is a closed-end investment company. As a result, holders of Series B Preferred Stock do not, and will not, have the right to redeem their shares of the Company. The Company, however, may repurchase shares of the Series B Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

BOOK-ENTRY

         Shares of Series B Preferred Stock will initially be held in the name of Cede & Co. ("Cede") as nominee for The Depository Trust Company ("DTC"). The Company will treat Cede as the holder of record of the Series B Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Series B Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series B Preferred Stock may obtain registered certificates by contacting the transfer agent.

                     DESCRIPTION OF RATING AGENCY GUIDELINES

RATING AGENCY GUIDELINES

         The following is a summary of the terms of the rating agency guidelines. This description may not be complete in all respects and is qualified by reference to the Certificate of Designations relating to the Series B Preferred Stock, the form of which is filed as an exhibit to this registration statement. For the complete definitions of certain terms used in the rating agency guidelines and summarized herein, please refer to the glossary that appears at the end of the Statement of Additional Information as well as the Certificate of Designations.

         The Series B Preferred Stock will be rated by Moody's. Moody's has established guidelines in connection with the Company's receipt of a rating of "Aaa" for the Series B Preferred Stock on their date of original issue. Moody's, a nationally recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Company in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Series B Preferred Stock, which rating is generally relied upon by investors in purchasing these or similar securities. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplements (and in some cases is more restrictive than) the applicable requirements of Section 18 of the 1940 Act. Moody's guidelines are included in the Certificate of Designations relating to the Series B Preferred Stock and are referred to in this prospectus as the "rating agency guidelines."

         The Company intends to maintain assets having an aggregate discounted value weekly at least equal to the basic maintenance amount specified by the rating agency guidelines. See "--Asset Maintenance--Basic Maintenance Amount."

         If the Company fails to meet this requirement and its failure is not cured, the Company will be required to redeem some or all of the Series B Preferred Stock. See "-- Redemption." The rating agency guidelines exclude from the discounted asset value calculation certain types of securities in which the Company may invest and also limit the Company's acquisition of futures contracts or options on futures contracts, limit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Company's total assets. The Company historically has either not acquired these instruments or has engaged in investment strategies requiring these instruments to only a limited degree. As a result, the Company does not believe that compliance with the rating agency guidelines will have an adverse effect on its portfolio or on the achievement of its investment objectives.

         The Company may, but is not required to, adopt any modifications to the rating agency guidelines that may be established in the future by Moody's. Failure to adopt these modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw the rating. As set forth in the Certificate of Designations relating to the Series B Preferred Stock, the Board of Directors of the Company may, without stockholder approval, adjust, modify, alter or change the rating agency guidelines if Moody's advises the Company in writing that the adjustment, modification, alteration or change will not adversely affect its then current rating on the Series B Preferred Stock.

         As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Series B Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do the rating agency guidelines address the likelihood that a holder of Series B Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Company and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The Company will pay fees to Moody's for rating the Series B Preferred Stock.

ASSET MAINTENANCE

         The Company will be required to satisfy two separate asset maintenance requirements under the terms of the Certificate of Designations relating to the Series B Preferred Stock. These requirements are summarized below.

         Asset Coverage. The Company will be required under the Certificate of Designations to maintain as of the last business day of each March, June, September and December of each year, an asset coverage of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Company which are stock, including the Series B Preferred Stock. If the Company fails to maintain the asset coverage on these dates and its failure is not cured within 60 days, the Company will be required under certain circumstances to redeem certain of the shares of Series B Preferred Stock. See "--Redemption."

         If the shares of Series B Preferred Stock offered hereby had been issued and sold and all of the shares of Series A Preferred Stock had been redeemed as of June 30, 2003, the asset coverage immediately following the issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses of $_____) would have been computed as follows:

             Value of Company assets less
          liabilities not constituting senior
                      securities                       $
        ----------------------------------------       ----------  =    %
            Senior securities representing             $
             indebtedness plus liquidation
         preference of the Series B Preferred
                         Stock

         Basic Maintenance Amount. The Company will be required under the Certificate of Designations to maintain, as of each valuation date, assets meeting specified guidelines of Moody's, as described under "--Rating Agency Guidelines," having an aggregate discounted value at least equal to the basic maintenance amount. The basic maintenance amount is the minimum asset coverage specified by Moody's and generally is the dollar amount equal to:

          o the sum of the aggregate liquidation preference of the Series B Preferred Stock, including any unpaid dividends on the valuation date plus all dividends on the Series B Preferred Stock accruing during the 70 days following the valuation date, and the Company's other liabilities due on, or within 90 days after, the valuation date, less

          o the discounted value of the Company's assets and cash and certain high rated investments.

         If the Company fails to meet this requirement as to any valuation date and its failure is not cured within 14 days after the relevant valuation date, the Company will be required to redeem certain of the shares of Series B Preferred Stock. See "--Redemption."

         Any security not in compliance with the rating agency guidelines described under "--Rating Agency Guidelines" will be excluded from the discounted asset value calculation.

         Moody's guidelines impose specified discounts, referred to as Moody's discount factors, to securities held by the Company. These discount factors and guidelines for determining the market value of the Company's portfolio holdings have been based on criteria established in connection with the rating of the Series B Preferred Stock. These factors include, but are not limited to:

          o the sensitivity of the market value of the relevant asset to changes in interest rates,

          o the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), and

          o    the frequency with which the relevant asset is marked to market.

         The Moody's discount factor relating to any asset of the Company and the basic maintenance amount, the assets eligible for inclusion in the calculation of the discounted value of the Company's assets and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, these changes will not impair the rating then assigned to the Series B Preferred Stock by Moody's.

         Under the rating agency guidelines, the Company is required to prepare a maintenance report relating to each valuation date, which is generally the last business day of each week. The maintenance report sets forth the assets of the Company, the market value and the discounted value (as defined by Moody's) of those assets and the basic maintenance amount. The Company will deliver the maintenance reports to Moody's on a monthly basis. Annually, the Company will deliver letters prepared by the Company's independent auditors regarding the accuracy of the calculations made by the Company in the maintenance reports prepared by the Company in that calendar year.

REDEMPTION

         The Company will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the date of redemption, certain of the shares of Series B Preferred Stock (to the extent permitted under the 1940 Act, Delaware law and any other agreement relating to indebtedness of the Company), in the event that:

          o the Company fails to maintain the quarterly asset coverage of at least 200% and its failure is not cured on or before 60 days following such failure (a "cure date"), or

          o the Company fails to maintain assets having an aggregate discounted value at least equal to the basic maintenance amount as of any valuation date, and its failure is not cured on or before the 14th day after the relevant valuation date (also, a "cure date").

         In the event of mandatory redemption, the Company will redeem the minimum number of outstanding shares of Series B Preferred Stock which, if the redemption had occurred immediately prior to the opening of business on a cure date, would have resulted in:

          o    the quarterly asset coverage having been satisfied, or

          o the Company's discounted asset value being equal to or greater than the basic maintenance amount on that cure date.

         The Company will be required to redeem all of the outstanding shares of Series B Preferred Stock if the quarterly asset coverage or the discounted asset value requirements described above cannot be satisfied through the redemption of shares of Series B Preferred Stock.

         In the event that shares of Series B Preferred Stock are redeemed due to the Company failing to maintain a quarterly asset coverage of at least 200% as noted above, the Company may, but is not required to, redeem a sufficient number of shares of Series B Preferred Stock so that the quarterly asset coverage after the redemption of the remaining outstanding shares of Series B Preferred Stock and any other preferred stock after redemption will be up to 225%.

         In the event that shares of Series B Preferred Stock are redeemed due to the failure to meet the minimum aggregate discounted asset value as noted above, the Company may, but is not required to, redeem a sufficient number of shares of Series B Preferred Stock so that the aggregate discounted value of the Company's assets exceeds the basic maintenance amount of the remaining outstanding shares of Series B Preferred Stock and any other preferred stock by up to 10%.

         If the Company does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Series B Preferred Stock to be redeemed on any redemption date, the Company will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed. The remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Company will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("notice of redemption").

         If fewer than all shares of Series B Preferred Stock are to be redeemed, the redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each the holder on the record date for that redemption. If fewer than all shares of Series B Preferred Stock held by any holder are to be redeemed, the notice of redemption mailed to each holder will specify the number of shares to be redeemed from that holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and funds for the payment thereof deposited with the dividend-paying agent, no redemptions of Series B Preferred Stock may be made.

                DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

         Common Stock. The Company is authorized to issue 50,000,000 shares of common stock, par value $1.00 per share. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The shares of common stock outstanding are fully paid and nonassessable. The shares of common stock are not redeemable and have no preemptive, conversion or cumulative voting rights. As a NYSE-listed company, the Company is required to hold annual meetings of its stockholders.

         Preferred Stock. The Company's Board of Directors has the authority to cause the Company to issue and sell up to 10,000,000 shares of preferred stock, par value $1.00 per share. The terms of any shares of preferred stock have or will be fixed by the Board of Directors and could materially limit and/or qualify the rights of the holders of the Company's common stock.

         On June 19, 1998, the Company issued and sold 6,000,000 shares of its Series A Preferred Stock. Shares of Series A Preferred Stock are noncallable for five years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. Holders of shares of the Series A Preferred Stock are entitled to receive cumulative cash dividends at the annual rate of 7.20% of the liquidation preference of $25.00 per share, when as and if declared by the Board of Directors and after creditors claims are satisfied. Under the Certificate of Designations relating to the Series A Preferred Stock, the Company is required to satisfy two separate asset maintenance requirements: asset coverage of at least 200% and portfolio holdings meeting specified guidelines by Moody's having an aggregate discounted value at least equal to a basic maintenance amount. Holders of shares of the Series A Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and, generally, vote together with the holders of common stock as a single class. The terms of the Series A Preferred Stock are substantially similar to the terms of the Series B Preferred Stock offered hereby (except as to dividend rates). For further information regarding the rights of preferred stock, including the Series A Preferred Stock, see "Description of Series B Preferred Stock."

         The Board of Directors has designated _____ shares of preferred stock as the Series B Preferred Stock offered hereby. See "Description of Series B Preferred Stock."

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Company for its own account and (iii) capital stock outstanding for each class of authorized capital stock of the Company as of June 30, 2003.

                                                                            Amount Outstanding
                                                           Amount Held     (Exclusive of Amount
                                                          By Company For    Held By Company For
Title of Class                       Amount Authorized   Its Own Account     Its Own Account)
--------------                       -----------------   ---------------   --------------------
Common stock......................      50,000,000         1,349,507             29,882,056
Preferred stock...................      10,000,000
    Series A Preferred Stock......       6,000,000                 0              6,000,000


                                    TAXATION

         The following is a summary of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of shares of the Series B Preferred Stock. This section is based on the Code, Treasury regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF INVESTING IN SHARES OF THE SERIES B PREFERRED STOCK IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

TAXATION OF THE COMPANY

         The Company has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to stockholders. As a regulated investment company, the Company is not subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the year, and satisfies certain other requirements of the Code. Additionally, a regulated investment company will be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one year period ending October 31 of that year, plus certain other amounts. The Company intends to make sufficient distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for Company-level tax.

TAXATION OF STOCKHOLDERS

         The Company anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. stockholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such stockholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Company will generally be limited to the aggregate of the eligible dividends received by the Company. In addition, the Company must meet certain holding period and other requirements with respect to the shares on which the Company received the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period and other requirements with respect to the shares of Series B Preferred Stock. Eligible dividends are, in general, dividends from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to stockholders at ordinary income rates to the extent they are paid out of the Company's current or accumulated earnings and profits. Dividends paid by the Company with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Company from certain domestic corporations for the taxable year, provided that certain holding period and other requirements are met at the Company and stockholder level. Stockholders will be advised annually as to the U.S. federal income tax consequences of distributions made during the year, including the portion of dividends paid that qualify for the reduced tax rate and the dividends received deduction.

         The Company intends to distribute to stockholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has held its shares or whether such gain was recognized by the Company prior to the date on which the stockholder acquired its shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Company for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

         Distributions on shares of the Series B Preferred Stock that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Prospective investors in the Series B Preferred Stock should be aware that distributions from the Company will, all other things being equal, have the effect of reducing the market value of the Series B Preferred Stock by the amount of the distribution. If the market value is reduced below a stockholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

         A stockholder will recognize gain or loss on the sale or redemption of shares of Series B Preferred Stock in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the stockholder acquires other substantially identical shares of the Company within a period of 61 days beginning 30 days before such disposition.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of Series B Preferred Stock will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

         The Company will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends, capital gain dividends and the proceeds of redemption of shares, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Company that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder's federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         CERTAIN PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION
                      AND BY-LAWS; ANTI-TAKEOVER PROVISIONS

         The Company presently has provisions in its Restated Certificate of Incorporation and By-Laws (together, in each case, its "governing documents") which could make it more difficult to convert the Company's status to an open-end investment company. The affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Company is required to authorize the conversion of the Company from a closed-end to an open-end investment company and to authorize a merger or consolidation of the Company with an open-end investment company. These and other provisions of the governing documents of the Company may be regarded as "anti-takeover" provisions. In addition, the affirmative vote of 66 2/3% of the outstanding shares of capital stock of the Company is required to approve the sale of all or substantially all of the assets of the Company. These governing documents of the Company are on file with the Commission.

         The Board of Directors has determined that the foregoing voting requirements are in the best interests of the stockholders generally.

         CUSTODIAN, TRANSFER AGENT, REGISTRAR AND DIVIDEND-PAYING AGENT

         Deutsche Bank Trust Company Americas, which is located at 130 Liberty Street, New York, New York 10006, acts as custodian of the Company's securities, cash and other assets directly or through a book-entry system. Deutsche Bank Trust Company Americas is responsible for delivering and receiving payment for securities sold by the Company, receiving and paying for securities purchased by the Company, collecting income from investments of the Company and performing other duties, all as directed by an authorized person of the Company. Mellon Investor Services LLC, which is located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Company's transfer agent, registrar and dividend-paying agent and will serve in that capacity with respect to the Series B Preferred Stock.

                                  UNDERWRITING

         Citigroup Global Markets Inc. and __________ are acting as underwriters in this offering. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Company has agreed to sell to that underwriter, the number of shares of Series B Preferred Stock set forth opposite the underwriter's name.

                                                   NUMBER OF SERIES B
UNDERWRITER                                         PREFERRED SHARES
-----------                                        -------------------

Citigroup Global Markets Inc.....................

         The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Series B Preferred Stock, if they purchase any of those shares. The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriter may be required to make for any of those liabilities.

OFFERING OF SERIES B PREFERRED STOCK

         The Company has been advised by the underwriters that they propose initially to offer some of the Series B Preferred Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $_____ per share. The Company will pay an underwriting discount of $_____ per share, which is equal to _____% of the initial offering price per share. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Series B Preferred share purchased in the initial public offering on or before ______, 2003.

         Prior to the offering, there has been no public market for the Series B Preferred Stock. Application has been made to list the Series B Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred Stock will not be traded on any securities exchange. During this period, the underwriters intend to make a market in the Series B Preferred Stock;

however, they have no obligation to do so. Consequently, an investment in the Series B Preferred Stock may be illiquid during this period.

         In connection with the offering, the underwriters may purchase and sell shares of Series B Preferred Stock in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Series B Preferred Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

PROVISION OF OTHER SERVICES TO THE COMPANY

         The underwriters or their affiliates have acted in the past and the Company anticipates that the underwriters or their affiliates may continue from time to time to act as brokers or dealers in executing the Company's portfolio transactions. The underwriters and their affiliates are active underwriters of, and dealers in, securities and act as market makers in a number of these securities, and therefore can be expected to engage in transactions with, including portfolio transactions, and perform services for, the Company in the ordinary course of their business.

         The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                      VALIDITY OF SERIES B PREFERRED STOCK

         The validity of the shares of Series B Preferred Stock will be passed on for the Company by Sullivan & Cromwell LLP, New York, New York. Certain legal matters will be passed on by Simpson Thacher & Bartlett LLP, New York, New York, counsel to the underwriters.

                                     EXPERTS

         Ernst & Young LLP are the independent auditors of the Company. The audited financial statements of the Company and certain of the information appearing under the caption "Financial Highlights" included in this prospectus have been audited by Ernst & Young LLP. Ernst & Young LLP has an office at 5 Times Square, New York, New York 10036, and also performs tax and other professional services for the Company.

                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Company with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with it.

         The Company's common stock and Series A Preferred Stock is listed on the NYSE, and reports, proxy statements and other information concerning the Company and filed with the Commission by the Company can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a registration statement filed by the Company with the Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the registration statement, and reference is hereby made to the registration statement and related exhibits for further information with respect to the Company and the Series B Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete registration statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated the date hereof has been filed with the Commission and is incorporated by reference in this prospectus. You may obtain a copy of the Statement of Additional Information by writing to the Company at its address at 450 Lexington Avenue, Suite 3300, New York, New York 10017, or by calling the Company at (212) 916-8400 or toll-free at (800) 436-8401. The Table of Contents of the Statement of Additional Information is as follows:

                                                                           PAGE
                                                                           ----

General Information and History.........................................   B-2
Investment Objectives and Policies......................................   B-2
Management of the Company...............................................   B-3
Principal Stockholders..................................................   B-9
Code of Ethics and Related Matters......................................   B-9
Investment Advisory and Other Services..................................   B-9
Brokerage Allocation and Other Practices................................   B-10
Net Asset Value.........................................................   B-10
Financial Statements....................................................   B-11
Taxation................................................................   B-11
General Information.....................................................   B-15
Counsel and Independent Auditors........................................   B-16
Glossary................................................................   B-16

======================================    ======================================




                                                      _________ SHARES





                                                       GENERAL AMERICAN
                                                    INVESTORS COMPANY, INC.


                                              ___% CUMULATIVE PREFERRED STOCK,
                                                           SERIES B
                                                    (LIQUIDATION PREFERENCE
                                                       $25.00 PER SHARE)







                                                     -----------------

                                                         PROSPECTUS


                                                       ________, 2003


                                                     -----------------






                                                         Citigroup

                                                       [Underwriter]


======================================    ======================================

                 SUBJECT TO COMPLETION DATED ____________, 2003

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                             -----------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         General American Investors Company, Inc. (the "Company") is a diversified closed-end management investment company that seeks long-term capital appreciation by investing primarily in a portfolio of equity securities. Lesser emphasis is placed on current income.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of the Company dated ___________, 2003. This SAI does not include all information that a prospective investor should consider before purchasing shares of Series B Preferred Stock, and investors should obtain and read the prospectus prior to purchasing shares of Series B Preferred Stock. You may obtain a copy of the prospectus without charge by calling the Company at (212) 916-8400 or toll-free at (800) 436-8401. This SAI incorporates by reference the entire prospectus.

                             -----------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   General Information and History......................................... B-2
   Investment Objectives and Policies...................................... B-2
   Management of the Company............................................... B-3
   Principal Stockholders.................................................. B-9
   Code of Ethics and Related Matters...................................... B-9
   Investment Advisory and Other Services.................................. B-9
   Brokerage Allocation and Other Practices................................ B-10
   Net Asset Value......................................................... B-10
   Financial Statements.................................................... B-11
   Taxation................................................................ B-11
   General Information..................................................... B-15
   Counsel and Independent Auditors........................................ B-16
   Glossary................................................................ B-16

         The prospectus and this SAI omit certain of the information contained in the registration statement of Form N-2 filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

         This Statement of Additional Information is dated _______________,
2003.

RED HERRING TEXT
----------------

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                         GENERAL INFORMATION AND HISTORY

         General American Investors Company, Inc. (the "Company") was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company, and is an internally-managed independent organization. Net assets applicable to the common stock, par value $1.00 of the Company were $900,995,376 as of June 30, 2003. In addition, the aggregate liquidation value of the Company's 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, Series A, par value $1.00 per share (liquidation preference $25.00 per share) ("Series A Preferred Stock"), issued on June 19, 1998, was $150,000,000 as of June 30, 2003.

         In 1973, the Company commenced providing investment advisory services to outside accounts and, in 1974, it registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). In 1980, the Company formed a wholly-owned subsidiary, General American Advisers, Inc., which also registered under the Advisers Act. The subsidiary, which began operations in April 1981, was formed to enable the Company to remain in compliance with the provisions of the Internal Revenue Code, which, in effect, limit the amount of service income that may be earned by a regulated investment company. As of December 31, 1995, the subsidiary discontinued its operations and, in early 1996, deregistered as an investment advisory company. On July 31, 1998, the Company ceased to provide investment advisory services to outside accounts and in January 1999, the Company deregistered as an investment advisory company.

         Shares of the Company's common stock are listed and traded on the New York Stock Exchange (under the symbol "GAM"). The Company intends to redeem all of the outstanding Series A Preferred Stock on September 23, 2003, in accordance with the terms of the Certificate of Designations, Preferences and Rights relating to the Series A Preferred Stock. Shares of the Series A Preferred Stock are listed and traded on the New York Stock Exchange (under the symbol "GAM Pr").

                       INVESTMENT OBJECTIVES AND POLICIES

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. These objectives may not be changed without the affirmative vote of the holders of a majority of the Company's outstanding voting securities.

FUNDAMENTAL POLICIES

         Except for the information set forth in items (2) and (5) below, the following are fundamental policies which may not be changed without the affirmative vote of the holders of a majority of the Company's voting securities:

         (1) The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The Company has no policy with respect to short sales, purchases on margin or the writing of put and call options. Prior to 2000, the Company had not engaged in transactions of this nature; however, it has complete freedom of action to do so in the future and during the past three years the Company has engaged in short sales of securities to a limited extent, principally for hedging purposes.

         (3) The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

         (4) The Company may not underwrite securities in excess of 20% of its gross assets.

         (5) The Company has no policy restricting the acquisition of restricted securities (securities that must be registered under the Securities Act of 1933, as amended) before they may be offered or sold to the public.

         (6) The Company's holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company's gross assets.

         (7)    The Company does not purchase or sell real estate.

         (8) The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

         (9) The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

         (10) The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

         Other than as set forth above and subject to the requirements of the 1940 Act relating to diversified investment companies, the Company's investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type. The Company's operating policy, however, is to invest not more than 25% of the value of its assets in any one particular industry.

                       MANAGEMENT OF THE COMPANY

DIRECTORS

         The following table sets forth certain information with respect to each director of the Company. The address of each director is c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York, New York 10017.

Name, Age, Position(s) with Company
and Length of Time Served(1)            Principal Occupation(s) During Past    Other Directorships and Affiliations
                                        Five Years
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Arthur G. Altschul, Jr. (39)            Managing Member, Diaz & Altschul       Delta Opportunity Fund, Ltd.,
Director since 1995                     Capital Management, LLC (investments   Director; Medicis Pharmaceutical
                                        and securities)                        Corporation, Director; The Overbrook
                                                                               Foundation, Trustee

Lawrence B. Buttenwieser (71)           Counsel since 2002 and Partner
Director since 1967                     (1966-2002), Katten Muchin Zavis
Chairman since 1995                     Rosenman and predecessor firms
                                        (lawyers)

Lewis B. Cullman (84)                   President, Cullman Ventures LLC        Chess-in-the-Schools, Inc., Chairman,
Director since 1961                     (formerly Cullman Ventures, Inc.)      Board of Trustees; Metropolitan
                                        (calendars and catalogs)               Museum of Art, Honorary Trustee;
                                                                               Museum of Modern Art, Honorary
                                                                               Trustee and Vice Chairman,
                                                                               International Council; Neurosciences
                                                                               Research Foundation, Vice Chairman,
                                                                               Board of Trustees; The New York
                                                                               Botanical Garden, Senior Vice
                                                                               Chairman, Board of Managers

Name, Age, Position(s) with Company
and Length of Time Served(1)            Principal Occupation(s) During Past    Other Directorships and Affiliations
                                        Five Years
--------------------------------------------------------------------------------------------------------------------
Gerald M. Edelman (74)                  Member and Chairman of the             Neurosciences Institute of the
Director since 1976                     Department of Neurobiology, The        Neurosciences Research Foundation
                                        Scripps Research Institute             Director and President

John D. Gordan, III (57)                Partner, Morgan, Lewis & Bockius LLP
Director since 1986                     (lawyers)

Sidney R. Knafel (72)                   Managing Partner, SRK Management       BioReliance Corporation, Chairman,
Director since 1994                     Company (private investment company)   Board of Directors; IGENE
                                                                               Biotechnology, Inc., Director;
                                                                               Insight Communications Company, Inc.,
                                                                               Chairman, Board of Directors

Richard R. Pivirotto (73)               President, Richard R. Pivirotto Co.,   General Theological Seminary,
Director since 1971                     Inc. (self-employed consultant)        Trustee; The Gillette Company,
                                                                               Director; The Greenwich Bank and
                                                                               Trust Company, Director; Greenwich
                                                                               Hospital Corporation, Trustee;
                                                                               Immunomedics, Inc., Director; New
                                                                               York Life Insurance Company,
                                                                               Director; Princeton University,
                                                                               Charter Trustee Emeritus

Joseph T. Stewart, Jr. (74)             Corporate director and trustee,        Foundation of the University of
Director since 1987                     Executive Consultant, Johnson &        Medicine and Dentistry of New Jersey,
                                        Johnson (1990-1999)                    Trustee; Marine Biological
                                                                               Laboratory, Member, Advisory Council;
                                                                               United States Merchant Marine
                                                                               Academy, Trustee, Board of Advisors

Raymond S. Troubh (77)                  Financial Consultant                   Ariad Pharmaceuticals, Inc.,
Director since 1989                                                            Director; Diamond Offshore Drilling,
                                                                               Inc., Director; Enron Corp.,
                                                                               Chairman, Board of Directors; Gentiva
                                                                               Health Services, Inc., Director;
                                                                               Hercules Incorporated, Director;
                                                                               Petrie Stores Liquidating Trust,
                                                                               Trustee; Triarc Companies, Inc.,
                                                                               Director; WHX Corporation, Director
INTERESTED DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Spencer Davidson(2) (61)                President and Chief Executive          Medicis Pharmaceutical Corporation,
Director, President and                 Officer, General American Investors    Director; Neurosciences Research
Chief Executive Officer since 1995      Company, Inc.                          Foundation, Trustee

----------
(1)  Each director is elected for a one year term of office.
(2) Mr. Davidson is an "interested" director, as defined in the 1940 Act, because he is an officer of the Company.

         Normally, holders of shares of preferred stock of the Company, including the Series B Preferred Stock, voting as a separate class, will elect two members of the Company's Board of Directors, and holders of preferred stock and common stock, voting as a single class, will elect the remaining directors. See "Description of Series B

Preferred Stock--Voting Rights" in the prospectus. Messrs. Altschul and Knafel have been designated as the preferred stock directors and are to be elected only by the holders of the Company's preferred stock.

OFFICERS

         The following table sets forth certain information with respect to each officer of the Company other than Mr. Spencer Davidson, President and Chief Executive Officer of the Company, information with respect to whom is set forth above. The address of each officer is c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York, New York 10017.

                                                                                  Principal Occupation(s) During
Name, Age, Position(s) with Company and Length of Time Served(1)                  Past Five Years
Eugene L. DeStaebler, Jr. (64)...............................................     Vice-President, Administration
Vice-President, Administration since 1978
Principal Financial Officer since 2002

Peter P. Donnelly (54).......................................................     Vice-President
Vice-President since 1991

Andrew V. Vindigni (43)......................................................     Vice-President
Vice-President since 1991

Diane G. Radosti (50)........................................................     Treasurer
Treasurer since 1990
Principal Accounting Officer since 2003

Carole Anne Clementi (56)....................................................     Secretary
Secretary since 1994

----------
(1) Each officer is elected for a one year term of office.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Audit Committee comprised of the following directors, all of whom are "non-interested" directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Mr. John D. Gordan, III and Mr. Raymond S. Troubh. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company's accounting and financial reporting and internal controls, the independent audit of the Company's financial statements, the selection of the independent auditors and the evaluation of the independence of the independent auditors. The Audit Committee met twice during the fiscal year ended December 31, 2002.

         The Board of Directors has a Compensation Committee comprised of the following directors: Mr. Joseph T. Stewart, Jr., Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Sidney R. Knafel, Mr. Richard
R. Pivirotto and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald
M. Edelman, alternates. Generally, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry, including information and trends provided by an outside consulting firm, and makes recommendations on matters of compensation to the Board of Directors. The Compensation Committee met once during the fiscal year ended December 31, 2002.

         The Board of Directors has an Executive Committee comprised of the following directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson (an "interested person" of the Company), Dr. Gerald M. Edelman and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, alternate. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended December 31, 2002.

         The Board of Directors has a Nominating Committee comprised of the following directors (all of the Company's "non-interested" directors): Mr. Richard R. Pivirotto, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. John D. Gordan, III, Mr. Sidney R. Knafel, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Nominating Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Nominating Committee met once during the fiscal year ended December 31, 2002.

         The Board of Directors has a Pension Committee comprised of the following directors: Mr. John D. Gordan, III, Chairman, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. Richard R. Pivirotto, and Mr. Raymond S. Troubh; and Mr. Sidney R. Knafel and Mr. Joseph T. Stewart, Jr., alternates. The Pension Committee is responsible for the general administration of the Company's Employees' Retirement Plan and establishes and carries out a funding policy and method consistent with the objectives of the Plan. The Pension Committee met once during the fiscal year ended December 31, 2002.

SECURITY OWNERSHIP OF MANAGEMENT

         The dollar range of the value of equity securities of the Company beneficially owned by each director as of June 30, 2003 is as follows:

Name of Director                         Dollar Range of Equity Securities in the Company
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Arthur G. Altschul, Jr.                                  Over $100,000

Lawrence B. Buttenwieser                                 Over $100,000

Lewis B. Cullman                                         Over $100,000

Gerald M. Edelman                                       $50,001-$100,000

John D. Gordan, III                                      Over $100,000

Sidney R. Knafel                                         Over $100,000

Richard R. Pivirotto                                    $50,001-$100,000

Joseph T. Stewart, Jr.                                   Over $100,000

Raymond S. Troubh                                        Over $100,000

INTERESTED DIRECTOR

Spencer Davidson                                         Over $100,000

COMPENSATION

         The following table sets forth the compensation received during 2002 from the Company by its directors and three highest-paid officers.

                                                                                                     Pension or
                                                                                                     retirement
                                                                                                     benefits
                                                                                    Aggregate        accrued during
Name of individual                 Position                                         compensation     2002(1)
-------------------------------------------------------------------------------------------------------------------
Spencer Davidson                   President and Chief Executive Officer,           $2,200,000       $72,000
                                   Director(2)
Andrew V. Vindigni                 Vice-President                                   1,100,000        48,000
Eugene L. DeStaebler, Jr.          Vice-President, Administration                   500,000          36,000
Arthur G. Altschul, Jr.            Director(3)(4)(5)                                15,000           -
Lawrence B. Buttenwieser           Director, Chairman of the Board(2)(3)(4)(5)      15,000           -
Lewis B. Cullman                   Director(3)(5)(6)                                15,000           -
Gerald M. Edelman                  Director(2)(5)(6)                                14,000           -
John D. Gordan, III                Director(3)(5)(6)                                15,000           -
Bill Green(7)                      Director(3)(4)(5)                                10,000           -
Sidney R. Knafel                   Director(3)(4)(5)                                15,000           -
Richard P. Pivirotto               Director(2)(4)(5)(6)                             14,000           -
Joseph T. Stewart, Jr.             Director(2)(4)(5)                                14,000           -
Raymond S. Troubh                  Director(3)(4)(5)(6)                             15,000           -

----------
(1) The amounts shown in this column represent the Company's payments made during 2002 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 2002 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals or group members.
(2) Member of Executive Committee. (3) Member of Audit Committee. (4) Member of Compensation Committee. (5) Member of Nominating Committee. (6) Member of Pension Committee.
(7) Mr. Green served as a director through the date of his death, October 14, 2002.

         During 2002, each director who was not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $500 for attendance at each directors' meeting and $500 for each committee meeting which he attended in his capacity as a director.

         With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's common stock, and their existing plan balances will be converted into the Company's common stock over the three years next succeeding the attainment of that compensation level.

         The Company has an Employees' Retirement Plan, which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs, which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and beginning in 2000, bonuses, but only for non-highly compensated employees, exclusive of bonuses for highly compensated employees, overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age
65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

         The following table shows the estimated annual retirement benefits (including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

                        Estimated Annual Benefits Based Upon Years of Credited Service
                        --------------------------------------------------------------
                       10                20                 30                 40
Final Average
Earnings
$100,000              $16,830           $33,665            $50,495             $61,900
200,000                33,120            66,245             99,365             121,630
300,000                49,410            98,825            148,235             181,360
400,000                65,700           131,405            197,105             241,090
500,000                81,990           163,985            245,975             300,820
600,000                98,280           196,565            294,845             360,550

         For each of the officers of the Company listed in the compensation table on page B-7, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 2002: Spencer Davidson (8) $600,000, Andrew V. Vindigni (14) $400,000 and Eugene L. DeStaebler, Jr. (26) $300,000.

         The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by Sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and DeStaebler are participants in both the Excess Contribution and Excess Benefit Plans.

PROXY VOTING POLICIES

         The overriding policy that guides the manner in which the Company votes proxies is the best long-term interests of the Company. While generally supporting and voting in accordance with the recommendations of management, the Company reviews each proposal and any competing interests on a case-by-case basis. Proposals and recommendations made by management of a portfolio company are reviewed to gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. When this is the case, significant weight is given to the views of management when the Company votes proxies. Where a proposal negatively impacts the rights or privileges of the Company's portfolio securities, the Company would vote against such proposal unless adequate justification for it were presented. Faced with proposals that involve changes in the state of incorporation, mergers or other restructuring, the Company would, if necessary, complete its review of the rationale for the proposal by contacting the company's representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions are considered in light of the Company's assessment of the capability of current management, the duration of the proposal and the negative impact it might have on the attractiveness of the company to future investors, among other factors. The Company will generally vote with management on proposals relating to changes of a company's capital structure, based on a review of the particular facts before finalizing any decision. The Company also generally votes in favor of well-structured stock option plans and management compensation programs. The Company generally supports management recommendations with respect to stockholder proposals relating to social issues.

                             PRINCIPAL STOCKHOLDERS

         As of June 30, 2003, the following persons owned of record or were known by the Company to have owned beneficially 5% or more of its outstanding common stock:

         Title of Security, Name and Address        Type and Percentage of Ownership
         -----------------------------------        --------------------------------
         The Depository Trust Company               Of record ownership only, 79.7%
         Cede & Co.
         P.O. Box 20
         Bowling Green Station
         New York, New York 10274

         As of June 30, 2003, all officers and directors of the Company as a group owned approximately 7.66% of the Company's outstanding shares of common stock. In addition, approximately 1.89% of the Company's outstanding shares of common stock were held as of such date by the trustee for the Company's Employees' Thrift Plan with respect to which the Company has the power to vote.

                       CODE OF ETHICS AND RELATED MATTERS

         The Company has had a written code of ethics since 1981, which was amended most recently as of October 9, 2002, with respect to trading in securities by its directors, officers and employees. The code generally prohibits such persons from taking personal advantage of any information they may have concerning the Company's current investment decisions or programs. The code permits personnel subject to its provisions to invest in securities subject to procedures, such as preclearance of securities transactions, reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1. Access persons will not be given preclearance to trade in securities which are in the process of being purchased or sold, or securities being considered for purchase or sale, by the Company. The code of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The code of ethics is also available on the EDGAR database on the Securities and Exchange Commission's website at http://www.sec.gov. Copies of the code of ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

                     INVESTMENT ADVISORY AND OTHER SERVICES

CUSTODIAN

         Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006, is the custodian for the assets of the Company. The custodian is responsible for holding all cash and securities of the Company, directly or through a book-entry system, delivering and receiving payment for securities sold by the Company, receiving and paying for securities purchased by the Company, collecting income from investments of the Company and performing other duties, all as directed by an authorized person of the Company. During 2002, 2001 and 2000, the Company paid $34,500, $38,500 and $37,500, respectively, in fees to Deutsche Bank Trust Company Americas for its custodial services.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

         Mellon Investor Services LLC, which is located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Company's transfer agent, registrar and dividend-paying agent with respect to the Company's common stock and Series A Preferred Stock and will serve in such capacity with respect to the Series B Preferred Stock.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

         Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers.

         In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

         During the year ended December 31, 2002, the Company did not acquire any securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

         Brokerage commissions paid by the Company during 2002, 2001 and 2000 were $1,096,080, $620,552 and $944,948, respectively.

         One or more of the underwriters or their affiliates may have effected purchases and sales of the portfolio securities of the Company and may be chosen to effect similar transactions for the Company in the future.

                                 NET ASSET VALUE

         The Company calculates the net asset value of its shares of common stock daily and makes that information available daily at the Company's website www.generalamericaninvestors.com, by telephone at (212) 916-8400 or, toll-free,
(800) 436-8401 and for distribution on most electronic quotation systems using the symbol "XGAMX." Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of common stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the exchange is open. The net asset value of the Company's common stock is calculated by dividing the current value of the Company's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of preferred stock, by the total number of shares of the common stock outstanding.

         In determining net asset value, securities listed on an exchange or on the NASDAQ National Market System are valued on the basis of the last reported sale prior to the time the valuation is made. Listed and NASDAQ securities for which no sales are reported on such day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Quotations are taken from the market where the security is primarily traded. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Company's Board of Directors.

         The underwriting discount and the expenses of issuance and distribution associated with the Series B Preferred Stock will be charged to paid-in capital.

                              FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Company's stockholders for the fiscal year ended December 31, 2002, together with the report of Ernst & Young LLP thereon, and the unaudited financial statements included in the Semi-Annual Report to the Company's stockholders for the six months ended June 30, 2003, together with the review report of Ernst & Young LLP thereon, are incorporated herein by reference.

                                    TAXATION

         The following is a summary of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of shares of the Series B Preferred Stock. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF INVESTING IN SHARES OF THE SERIES B PREFERRED STOCK IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

TAXATION OF THE COMPANY

         The Company has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to stockholders. As a regulated investment company ("RIC"), the Company is not subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement, the Company must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         The Company must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Company's taxable year, (1) 50% or more of the value of the Company's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Company's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Company controls and which are engaged in the same, similar or related trades or businesses.

         If for any year the Company does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. In this case, distributions from the Company will generally be taxable to the stockholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate stockholders.

         A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to stockholders in a calendar year other than the calendar year in which the regulated investment company earned the income. Specifically, the excise tax will be imposed if the regulated investment company fails to distribute in each calendar year an amount equal to the sum of (1) 98% of qualified dividend income and ordinary taxable income for the calendar year, (2) 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) all qualified dividend income, ordinary taxable income and capital gain net income for previous years that was not previously distributed. For purposes of the imposition of the excise tax, amounts that are not actually distributed but that are taxed to the regulated investment company as investment company taxable income or capital gain income will be treated as having been distributed during the calendar year in which such tax is imposed.

         The Company intends to make sufficient distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Company may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         If the Company does not meet the asset coverage requirements of the 1940 Act or the Certificate of Designations, the Company will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Series B Preferred Stock -- Dividends" in the prospectus. Such a suspension of distributions might prevent the Company from satisfying the Distribution Requirement, or might prevent it from distributing enough net investment income and capital gain net income to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements, the Company may, and in certain circumstances will, be required to redeem shares of Series B Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Company and its stockholders of failing to satisfy the Distribution Requirement. If asset coverage were restored, the Company would again be able to pay dividends and might be able to avoid Company-level taxation.

         The Company may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Company. The Company may make investments that produce income that is not matched by a corresponding cash receipt by the Company. Any such income would be treated as income earned by the Company and therefore would be subject to the distribution requirements of the Code. Such investments may require the Company to borrow money or dispose of other securities in order to comply with those requirements. The Company may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Company to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Company may make investments that result in the recognition of ordinary income or short-term capital gain rather than long-term capital gain, that result in the recognition of a capital loss rather than an ordinary loss, or that prevent the Company from accruing a long-term holding period. These investments may prevent the Company from making capital gain distributions as described below. The Company intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         The Company invests in equity securities of foreign issuers. If the Company purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Company may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Company to its stockholders. In addition, certain interest charges may be imposed on the Company as a result of such distributions. If the Company were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Company would be required to include each year in its income and distribute to stockholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Company. Alternatively, the Company generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Company made such an election, the Company would be required to include in income each year and distribute to stockholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Company would be allowed a deduction for the excess if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Company for prior taxable years. The Company will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

         Notwithstanding any election made by the Company, dividends received by the Company will not constitute eligible dividends that can be distributed to the Company's stockholders and designated as qualified dividend income, as discussed below, if the payor is a PFIC either in the taxable year of the distribution or the preceding taxable year. Instead, distributions to the Company's stockholders that are attributable to such dividends will be taxed at ordinary income rates.

         Income received by the Company from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. The Company historically has invested less than 50% of its total assets in foreign securities. As long as the Company continues to invest less than 50% of its assets in foreign securities, it will not be eligible to "pass-through" to stockholders of the Company the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Company.

TAXATION OF STOCKHOLDERS

         The Company anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. stockholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such stockholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Company will generally be limited to the aggregate of the eligible dividends received by the Company. In addition, the Company must meet certain holding period and other requirements with respect to the shares on which the Company received the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period and other requirements with respect to the shares of Series B Preferred Stock. Eligible dividends are, in general, dividends from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to stockholders at ordinary income rates to the extent they are paid out of the Company's current or accumulated earnings and profits. Dividends paid by the Company with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Company from certain domestic corporations for the taxable year, provided that certain holding period and other requirements are met at the Company and stockholder level. Stockholders will be advised annually as to the U.S. federal income tax consequences of distributions made during the year, including the portion of dividends paid that qualify for the reduced tax rate and the dividends received deduction.

         The Company intends to distribute to stockholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has held its shares or whether such gain was recognized by the Company prior to the date on which the stockholder acquired its shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Company for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income. The Internal Revenue Service's position in a published revenue ruling indicates that the Company is required to designate distributions paid with respect to its Series B Preferred Stock and its common stock as consisting of a portion of each type of income distributed by the Company such that the portion of each type of income received by the holders of each class of stock will be equal to the portion of total Company dividends received by such class. Thus, the Company will designate dividends paid as capital gain dividends, dividends eligible for the dividends received deduction and dividends that qualify for treatment as qualified dividend income in a manner that allocates such dividends between the holders of the Series B Preferred Stock and the holders of common stock, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

         Distributions on shares of the Series B Preferred Stock that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Prospective investors in the Series B Preferred Stock should be aware that distributions from the Company will, all other things being equal, have the effect of reducing the market value of the Series B Preferred Stock by the amount of the distribution. If the market value is reduced below a stockholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

         A stockholder will recognize gain or loss on the sale or redemption of shares of Series B Preferred Stock in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the stockholder acquires other substantially identical shares of the Company within a period of 61 days beginning 30 days before such disposition.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of Series B Preferred Stock will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

         Under recently promulgated Treasury regulations, if a stockholder recognizes a loss on the disposition of shares of Series B Preferred Stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

         The Company will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends, capital gain dividends and the proceeds of redemption of shares, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Company that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder's federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

FOREIGN STOCKHOLDERS

         Taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign stockholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such stockholder. If the income from the Company is not effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends paid to such foreign stockholder from net investment income or the Company's net short-term capital gain will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign stockholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of Series B Preferred Stock, capital gain dividends and amounts retained by the Company that are designated as undistributed capital gains. If the income from the Company is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then qualified dividend income, ordinary income dividends, capital gain dividends, undistributed capital gains credited to such stockholder and any gains realized upon the sale of shares of the Series B Preferred Stock will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate stockholders, the Company may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Company with proper notification of their foreign status.

         The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series B Preferred Stock, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of Series B Preferred Stock by an individual foreign stockholder will not be subject to U.S. federal gift tax, but the value of shares of Series B Preferred Stock held by such a stockholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                               GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

         The Depository Trust Company ("DTC"), New York, New York, will act as securities depository for the shares of Series B Preferred Stock offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. Shares of the Series B Preferred Stock initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC).

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others known as indirect participants, such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the Commission.

         Purchases of Series B Preferred Stock within the DTC system must be made by or through direct participants, which will receive a credit for the shares of Series B Preferred Stock on DTC's records. The ownership interest of each actual purchaser of each share of Series B Preferred Stock, referred to as the beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owners purchased their shares of Series B Preferred Stock. Transfers of ownership interests in shares of the Series B Preferred Stock are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in shares of the Series B Preferred Stock, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the shares of Series B Preferred Stock; DTC's records reflect only the identity of the direct participants to whose accounts such shares of Series B Preferred Stock are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Redemption notices shall be sent to Cede & Co. If less than all of the securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant.

         Payments on the Series B Preferred Stock will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Company, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Company, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore, each beneficial owner must rely on the procedures of DTC to exercise any rights under the shares of Series B Preferred Stock.

         Beneficial owners may obtain certificates representing the shares of Series B Preferred Stock by contacting Mellon Investor Services LLC, which acts as transfer agent for the Company's capital stock.

         DTC may discontinue providing its services as securities depository with respect to the Series B Preferred Stock at any time by giving reasonable notice to the Company. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing shares of the Series B Preferred Stock will be printed and delivered. The Company may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Series B Preferred Stock certificates will be printed and delivered.

                        COUNSEL AND INDEPENDENT AUDITORS

         Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, is counsel to the Company in connection with the offering of the Series B Preferred Stock.

         Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been selected as independent auditors for the Company.

                                    GLOSSARY

          "Basic Maintenance Amount" means, as of any valuation date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Series B Preferred Stock outstanding on such valuation date multiplied by the liquidation preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Series B Preferred Stock from the most recent dividend payment date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial dividend payment date with respect to the Series B Preferred Stock, then from the date of original issue) through the valuation date plus all dividends to accumulate on the Series B Preferred Stock then outstanding during the 70 days following such valuation date; (C) the Company's other liabilities due and payable as of such valuation date (except that dividends and other distributions payable by the Company by the issuance of common stock will not be included as a liability) and such liabilities projected to become due and payable by the Company during the 90 days following such valuation date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such valuation date); (D) any current liabilities of the Company as of such valuation date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Company pursuant to reverse repurchase agreements and any payables for assets purchased as of such valuation date) less (ii) (A) the Discounted Value of any of the Company's assets and/or (B) the face value of any of the Company's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Series B Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-l+ or A-1+, in both cases irrevocably held by the Company's custodian bank in a segregated account or deposited by the Company with the dividend-paying agent for the payment of the amounts needed to redeem or repurchase Series B Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D) and provided that in the event the Company has repurchased Series B Preferred Stock at a price of less than the liquidation preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the dividend-paying agent for the payment of the repurchase price the Company may deduct 100% of the liquidation preference of such Series B Preferred Stock to be repurchased from (i) above.

         "Discounted Value" means the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.

          "Fitch" means Fitch, Inc., or its successor.

          "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                  i. Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                     Moody's Rating Category
                                              -------------------------------------------------------------------
     Term to Maturity of
     Corporate Debt Security                       Aaa      Aa       A       Baa      Ba        B      Unrated(1)
     -----------------------                       ---      --       -       ---      --        -      -------
     1 year or less.............................   109%    112%     115%     118%     137%     150%      250%
     2 years or less (but longer than 1 year)...   115     118      122      125      146      160       250
     3 years or less (but longer than 2 years)..   120     123      127      131      153      168       250
     4 years or less (but longer than 3 years)..   126     129      133      138      161      176       250
     5 years or less (but longer than 4 years)..   132     135      139      144      168      185       250
     7 years or less (but longer than 5 years)..   139     143      147      152      179      197       250
     10 years or less (but longer than 7 years).   145     150      155      160      189      208       250
     15 years or less (but longer than 10 years)   150     155      160      165      196      216       250
     20 years or less (but longer than 15 years)   150     155      160      165      196      228       250
     30 years or less (but longer than 20 years)   150     155      160      165      196      229       250
     Greater than 30 years......................   165     173      181      189      205      240       250

     ------------
     (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for a Company asset can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities, which are securities that are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Company will use the applicable percentage set forth in the row of the table entitled "Unrated." Upon notice by Moody's, ratings assigned by S&P or Fitch may be subject to adjustments in particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

                  ii. Preferred stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 197%; and (C) for auction rate preferred stocks, 350%.

                  iii. Common stock:

                  Utility           Industrial          Financial
               ------------        ------------        ------------
                   170%                264%                241%

                  iv. Convertible securities (including convertible preferreds):

                                                                Discount Factors(1)
                                -------------------------------------------------------------
               Ratings                Utility     Industrial     Financial     Transportation
              ---------              ---------   ------------   -----------    --------------
        Aaa................            162%          256%          233%             250%
        Aa.................            167%          261%          238%             265%
        A..................            172%          266%          243%             275%
        Baa................            188%          282%          259%             285%
        Ba.................            195%          290%          265%             290%
        B..................            199%          293%          270%             295%
        NR(2)..............            300%          300%          300%             300%

     ------------
     (1) Discount factors are for 7-week exposure period.
     (2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for a Company asset can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities, which are securities that are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Company will use the applicable percentage set forth in the row of the table entitled "Unrated." Upon notice by Moody's, ratings assigned by S&P or Fitch may be subject to adjustments in particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

         Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

                 Utility            Industrial          Financial
               ------------        ------------        -----------
                   170%                264%                 241%

                  v. Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period.
         A Moody's Discount Factor of 100% will be applied to cash.

                  vi. U.S. Government Securities and U.S. Treasury Strips:

                                                        U.S. Government Securities      U.S. Treasury Strips
         Remaining Term to Maturity                           Discount Factor             Discount Factor
         --------------------------                     --------------------------      --------------------
         1 year or less..............................                     107%                  107%
         2 years or less (but longer than 1 year)....                     113                   115
         3 years or less (but longer than 2 years)...                     118                   121
         4 years or less (but longer than 3 years)...                     123                   128
         5 years or less (but longer than 4 years)...                     128                   135
         7 years or less (but longer than 5 years)...                     135                   147
         10 years or less (but longer than 7 years)..                     141                   163
         15 years or less (but longer than 10 years).                     146                   191
         20 years or less (but longer than 15 years).                     154                   218
         30 years or less (but longer than 20 years).                     154                   244

                  vii. Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act of 1933, as amended, within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act of 1933, as amended.

                  viii. Bank loans: The Moody's Discount Factor applied to senior bank loans shall be the percentage specified in the table below opposite such Moody's Loan Category:

                        Moody's Loan Category              Discount Factor
                        ---------------------              ---------------
                                  A                             118%
                                  B                             137%
                                  C                             161%
                                  D                             222%
                                  E                             222%

                  ix. Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

         Remaining Term to Maturity                          Cash Flow Retained          Cash Flow Excluded
         --------------------------                          ------------------          ------------------
         3 years or less............................               133%                         141%
         7 years or less (but longer than 3 years)..               142                          151
         10 years or less (but longer than 7 years).               158                          168
         20 years or less (but longer than 10 years)               174                          185

              The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                        Coupon        Cash Flow Retained      Cash Flow Excluded
                        ------        ------------------      ------------------
                          5%                166 %                     173 %
                          6%                162                       169
                          7%                158                       165
                          8%                154                       161
                          9%                151                       157
                          10%               148                       154
                          11%               144                       154
                          12%               142                       151
                          13%               139                       148
                      adjustable            165                       172

              The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

              The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                        Coupon        Cash Flow Retained      Cash Flow Excluded
                        ------        ------------------      ------------------
                          5%                172%                      179%
                          6%                167                       174
                          7%                163                       170
                          8%                159                       165
                          9%                155                       161
                          10%               151                       158
                          11%               148                       157
                          12%               145                       154
                          13%               142                       151
                      adjustable            170                       177

                  x. Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating):

            Exposure Period      Aaa(1)    Aa(1)    A(1)    Baa(1)    Other(2)   (V)MIG-1(3)   SP-1+(4)   Unrated(5)
            ---------------      ---       --       -       ---       -----      --------      -----      -------

         Seven weeks ........    151%      159%     166%    173%       187%        136%         148%        225%
         Eight weeks or less
         but greater than
         seven weeks.........    154       161      168     176        190         137          149         231
         Nine weeks or less
         but greater than        158       163      170     177        192         138          150         240
         eight weeks.........

         ------------
         1 Moody's rating.
         2 Municipal debt obligations not rated by Moody's but rated BBB by S&P.

         3 Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
         4 Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
         5 Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

                  xi. Structured Notes: The Moody's Discount Factor applied to structured notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the structured note will be the rating on the structured note for purposes of determining the Moody's Discount Factor in the table in paragraph
         (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.

"Moody's Eligible Assets" means:

                  i. cash (including interest and dividends due on assets rated
         (A) Baa3 or higher by Moody's if the payment date is within five business days of the valuation date, (B) A2 or higher if the payment date is within thirty days of the valuation date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five business days of the valuation date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                  ii. Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

                  iii. U.S. Government Securities and U.S. Treasury Strips;

                  iv. Rule 144A Securities;

                  v. Senior loans and other bank loans approved by Moody's;

                  vi. corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P;
         (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act of 1933, as amended, or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Company's portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

                  Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all

         Moody's Eligible Assets; provided, however, that if the market value of such corporate debt securities exceeds 10% of the aggregate market value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Company) shall not be considered Moody's Eligible Assets, so that the market value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate market value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.;

                  vii. preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Company of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                  viii. common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Company; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate market value of the Company's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate market value of the Company's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or
         (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate market value of the Company's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate market value of the outstanding shares of common stock of such issuer thereof or (B) 10% of the market value of the Company's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                  ix. ADR securities, based on the following guidelines: (i) sponsored ADR program or (ii) level II or level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global depositary receipt programs will be evaluated on a case by case basis;

                  x. asset-backed and mortgage-backed securities:

                  (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Company and (3) the expected average life of the securities is not greater than 4 years;

                  (B) Collateralized mortgage obligations ("CMOs"), including
              CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Company (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and
              (4) is part of an issuance that had an original issue size of at least $100 million;

                  (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million,
              (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

                  (D) Consolidated senior debt obligations of Federal Home Loan
              Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

                  (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that
              (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

                  (F) Private-placement mortgage pass-throughs provided that (1)
              certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

                  (G) Whole loans (e.g., direct investments in mortgages)
              provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations;
              (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated,
              (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries,
              (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%,
              (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

              xi. Any municipal debt obligation that (A) pays interest in cash,
         (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

              xii. Structured Notes and traded custody receipts representing direct ownership in a portfolio of underlying securities (TRACERS); and

              xiii. Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Company of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Series B Preferred Stock.

         In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                          Maximum Single       Maximum Single       Minimum Issue Size
         Ratings(1)                        Issuer(2),(3)       Industry(3),(4)       ($ in million)(5)
         -------                          --------------       ---------------      ------------------
         Aaa.....................                  100%              100%                   $100
         Aa......................                   20                60                     100
         A.......................                   10                40                     100
         Baa.....................                    6                20                     100
         Ba......................                    4                12                      50(6)
         B1-B2...................                    3                 8                      50(6)
         B3 or below.............                    2                 5                      50(6)

         ------------
         1 Refers to the preferred stock and senior debt rating of the portfolio holding.
         2 Companies subject to common ownership of 25% or more are considered as one issuer.
         3 Percentages represent a portion of the aggregate market value of corporate debt securities.
         4 Industries are determined according to Moody's Industry Classifications, as defined herein.
         5 Except for preferred stock, which has a minimum issue size of $50 million.

         6 Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Company's total assets.

         Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Basic Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Company thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Company will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its custodian, transfer agent or registrar and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Company in connection with an outstanding derivative transaction.

         "Moody's Exposure Period" means the period commencing on a given valuation date and ending 49 days thereafter.

         "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

         1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

         8.   Personal and Non-Durable Consumer Products (Manufacturing Only):
              Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         9.   Diversified/Conglomerate Manufacturing

         10.  Diversified/Conglomerate Service

         11.  Diversified Natural Resources, Precious Metals and Minerals:
              Fabricating, Distribution

         12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

         13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

         15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

         16.  Grocery: Grocery Stores, Convenience Food Stores

         17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         18.  Home and Office Furnishings, Housewares, and Durable Consumer
              Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         19.  Hotels, Motels, Inns and Gaming

         20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

         21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

         22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
              Industrial, Machine Tools, Steam Generators

         23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

         24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

         25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

         26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         30. Personal Transportation: Air, Bus, Rail, Car Rental

         31. Utilities: Electric, Water, Hydro Power, Gas

         32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

         The Company will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent accountants and Moody's, to the extent the Company considers necessary.

         "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the market value of a Moody's Eligible Asset trading at par is equal to $1.00):

              (i) "Moody's Loan Category A" means performing senior loans which have a market value or an approved price greater than or equal to $0.90.

              (ii) "Moody's Loan Category B" means: (A) performing senior loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (B) non-performing senior loans which have a market value or an approved price greater than or equal to $0.85.

              (iii) "Moody's Loan Category C" means: (A) performing senior loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; and (B) non-performing senior loans which have a market value or an approved price of greater than or equal to $0.75 but less than $0.85.

              (iv) "Moody's Loan Category D" means senior loans which have a market value or an approved price less than $0.75.

              (v) "Moody's Loan Category E" means non-senior loans which have a market value or an approved price.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

         "Portfolio Calculation" means the aggregate Discounted Value of all of Moody's Eligible Assets.

         "Rule 144A Securities" means securities which are restricted to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended as determined by the Company's portfolio manager.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company.

          "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Company (or, in the case of an instrument specified by clauses (i) and (ii) below, on the valuation date), the remaining terms to maturity thereof are not in excess of 90 days:

                  (i) U.S. Government Securities;

                  (ii) commercial paper that is rated at the time of purchase or acquisition and the valuation date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

                  (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the valuation date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one business day from the date of purchase or other acquisition by the Company, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one business day from the date of purchase or other acquisition by the Company);

                  (iv) repurchase obligations with respect to any U.S. Government Securities entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

                  (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Company will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

         "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

         "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

         "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (1) Financial Statements*
          (2) (a) (1) Restated Certificate of Incorporation**
                  (2) Certificate of Amendment to the Restated Certificate of
                      Incorporation**
                  (3) Certificate of Amendment to the Restated Certificate of
                      Incorporation**
                  (4) Certificate of Amendment to the Restated Certificate of
                      Incorporation**
                  (5) Certificate of Correction to the Certificate of Amendment
                      to the Restated Certificate of Incorporation**
                  (6) Series A Preferred Stock Certificate of
                      Designations***
                  (7) Series B Preferred Stock Certificate of Designations**
                  (8) Certificate of Amendment to the Restated Certificate of
                      Incorporation, dated March 13, 2000+
              (b) By-Laws**
              (c) Not Applicable
              (d) (1) Series A Preferred Stock Specimen Stock Certificate***
                  (2) Series B Preferred Stock Specimen Stock Certificate ****
              (e) Not Applicable
              (f) Not Applicable
              (g) Not Applicable
              (h) (1) Form of Underwriting Agreement****
                  (2) Form of Master Agreement Among Underwriters****
              (i) (1) Employees' Retirement Plan**
                  (2) (A) Amendment of the Employees' Retirement Plan dated February 14, 1995**
                      (B) Amendment of the Employees' Retirement Plan dated October 13, 1999+
                      (C) Amendment of the Employees' Retirement Plan dated July 11, 2001+
                      (D) Amendment of the Employees' Retirement Plan dated April 10, 2002+
                      (E) Amendment of the Employees' Retirement Plan dated July 10, 2002+
                  (3) (A) Employees' Thrift Plan**
                      (B) Amendment of the Employees' Thrift Plan dated
                          October 13, 1999+
                      (C) Amendment of the Employees' Thrift Plan dated July 11,
                          2001+
                      (D) Amendment of the Employees' Thrift Plan dated
                          April 10, 2002+
                      (E) Amendment of the Employees' Thrift Plan dated
                          July 10, 2002+
                      (4) Excess Benefit Plan**
                      (5) Excess Contribution Plan**
              (j) Custodian Agreement**
              (k) Not Applicable
              (l) Opinion and Consent of Sullivan & Cromwell LLP****

              (m) Not Applicable
              (n) Consent of Ernst & Young LLP+
              (o) Not Applicable
              (p) Not Applicable
              (q) Not Applicable
              (r) Code of Ethics+
----------
* Incorporated by reference from Company's Annual Report for the year ended December 31, 2002, File No. 811-00041, as filed with the Securities and Exchange Commission on February 12, 2003 and from the Company's Semi-Annual Report for the six months ended on June 30, 2003 (File No. 811-00041) as filed with the Securities and Exchange Commission on
       July 29, 2003.
** Incorporated by reference from the Company's Registration Statement on Form N-2 (File No. 811-00041), as filed with the Securities and Exchange Commission on March 23, 1998.
*** Incorporated by reference from the Company's Amendment No. 2 to the Company's Registration Statement on Form N-2 (File No. 811-00041), as filed with the Securities and Exchange Commission on June 10, 1998
****   To be filed by amendment.
+      Filed herewith.

Item 25.  Marketing Arrangements

         See Exhibit 2(h) to this registration statement.

Item 26.  Other Expenses of Issuance and Distribution(1)

         The following table sets forth the estimated expenses payable by the Company in connection with the offering described in this registration statement (excluding underwriting discounts and commissions):

   Nature of Expenses                                                    Amount
   ------------------                                                    ------
   SEC registration fees.............................................    $
   NYSE listing fee..................................................
   Rating agency fee.................................................
   Printing expenses.................................................
   Auditing fees and expenses........................................
   Legal fees and expenses...........................................
   Auditing fees and expenses........................................
   Miscellaneous.....................................................
                      Total..........................................    $
                                                                          ======
   ---------------
   (1) The amounts set forth above, except for the SEC and NYSE fees, are in each case estimated.

Item 27.  Persons Controlled by or Under Common Control with the Company

         General American Advisers, Inc. is a wholly-owned, inactive subsidiary of the Company.

Item 28. Number of holders of each class of securities of the Company as of June 30, 2003:

                                                                                    Number of
   Title of Class                                                                   Record Holders
   --------------                                                                   --------------
   Common Stock, par value $1.00 per share.......................................       4,544
   7.20% Tax-Advantaged Cumulative Preferred Stock, Series A,
         par value $1.00 per share (liquidation preference $25.00 per share).....           1

Item 29.  Indemnification

         Under the Company's Restated Certificate of Incorporation and By-Laws, the directors and officers of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct, gross negligence or reckless disregard of the duties involved in the conduct of such director's office, or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit.

         The Company maintains a mutual fund professional liability/directors and officers liability and corporate reimbursement insurance policy which generally provides that the insurance carrier will pay, on behalf of the Company and its directors and officers, certain amounts which they may be required to pay as a result of certain claims made against them for actions taken in course of the management or operations of the Company.

         Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Adviser

         Not applicable.

Item 31.  Location of Accounts and Records

         The Company's accounts and records are maintained at the Company's principal executive offices located at 450 Lexington Avenue, Suite 3300, New York, New York 10017. In addition, Deutsche Bank Trust Company Americas, which is located at 130 Liberty Street, New York, New York 10006, acts as the custodian of the securities, cash and other assets of the Company and maintains certain accounts and records of the Company. Mellon Investor Services LLC, which is located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Company's transfer agent, registrar and dividend-paying agent and maintains certain accounts and records of the Company.

Item 32. Management Services

         Not applicable.

Item 33.  Undertakings

         1. The Company undertakes to suspend the offering of shares of Series B Preferred Stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.  Not applicable.

         3.  Not applicable.

         4.  Not applicable.

         5. The Company undertakes that (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Company pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. The Company undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 4th day of August, 2003.

                                      GENERAL AMERICAN INVESTORS COMPANY, INC.


                                      By: /s/ Eugene L. DeStaebler, Jr.
                                          -----------------------------------
                                          Name:   Eugene L. DeStaebler, Jr.
                                          Title:  Vice-President, Administration

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of General American Investors Company, Inc., hereby severally constitute and appoint Spencer Davidson, Eugene L. DeStaebler, Jr. and Diane G. Radosti (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-2 and any and all registration statements relating to said Registration Statement that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and the sale of shares of Series B Preferred Stock of the Company, any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers and directors themselves might or could do.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and the on the date indicated below.

                        Signature                                        Title                         Date
                        ---------                                        -----                         ----

                                                           President and Chief Executive          August 4, 2003
/s/ Spencer Davidson                                       Officer and Director (Principal
-----------------------------------------------------
                   (Spencer Davidson)                      Executive Officer)


                                                           Vice-President, Administration         August 4, 2003
/s/ Eugene L. DeStaebler, Jr.                              (Principal Financial Officer)
-----------------------------------------------------
               (Eugene L. DeStaebler, Jr.)


/s/ Diane G. Radosti                                       Treasurer (Principal Accounting        August 4, 2003
-----------------------------------------------------
                   (Diane G. Radosti)                      Officer)


/s/ Lawrence B. Buttenwieser                               Chairman of the Board of Directors     August 4, 2003
-----------------------------------------------------
               (Lawrence B. Buttenwieser)                  and Director

/s/ Arthur G. Altschul, Jr.                                Director                               August 4, 2003
------------------------------------------------------
                (Arthur G. Altschul, Jr.)


/s/ Lewis B. Cullman                                       Director                               August 4, 2003
-----------------------------------------------------
                   (Lewis B. Cullman)


/s/ Gerald M. Edelman                                      Director                              August 4, 2003
-----------------------------------------------------
                   (Gerald M. Edelman)


/s/ John D. Gordan, III                                    Director                              August 4, 2003
-----------------------------------------------------
                  (John D. Gordan, III)


/s/ Sidney R. Knafel                                       Director                              August 4, 2003
-----------------------------------------------------
                   (Sidney R. Knafel)


/s/ Richard R. Pivirotto                                   Director                              August 4, 2003
-----------------------------------------------------
                 (Richard R. Pivirotto)


/s/ Joseph T. Stewart, Jr.                                 Director                              August 4, 2003
-----------------------------------------------------
                (Joseph T. Stewart, Jr.)


/s/ Raymond S. Troubh                                      Director                              August 4, 2003
-----------------------------------------------------
                   (Raymond S. Troubh)

                        SCHEDULE OF EXHIBITS TO FORM N-2
Exhibit                                                                                           Page
Number       Description                                                                          Number
----------   ----------------------------------------------------------------------------------   ------
Exhibit  A   (1)  Restated Certificate of Incorporation*
         A   (2)  Certificate of Amendment to the Restated Certificate of Incorporation, dated
                  April 28, 1987*
         A   (3)  Certificate of Amendment to the Restated Certificate of Incorporation, dated
                  March 19, 1992*
         A   (4)  Certificate of Amendment to the Restated Certificate of Incorporation, dated
                  March 11, 1998*
         A   (5)  Certificate of Correction to the Certificate of Amendment to the Restated
                  Certificate of Incorporation, dated March 20, 1998*
         A   (6)  Series A Preferred Stock Certificate of Designations*
         A   (7)  Series B Preferred Stock Certificate of Designations**
         A   (8)  Certificate of Amendment to the Restated Certificate of Incorporation, dated
                  March 13, 2000+
Exhibit  B   By-Laws*
Exhibit  C   Not Applicable
Exhibit  D   (1)  Series A Preferred Stock Specimen Stock Certificate*
             (2)  Series B Preferred Stock Specimen Stock Certificate**
Exhibit  E   Not Applicable
Exhibit  F   Not Applicable
Exhibit  G   Not Applicable
Exhibit  H   (1)  Form of Underwriting Agreement**
             (2)  Form of Master Agreement Among Underwriters**
Exhibit  I   (1)  Employees' Retirement Plan*
             (2) (A) Amendment of the Employees' Retirement Plan dated
                     February 14, 1995*
             (2) (B) Amendment of the Employees' Retirement Plan dated
                     October 13, 1999+
             (2) (C) Amendment of the Employees' Retirement Plan dated July 11,
                     2001+
             (2) (D) Amendment of the Employees' Retirement Plan dated April 10,
                     2002+
             (2) (E) Amendment of the Employees' Retirement Plan dated July 10,
                     2002+
             (3) (A) Employees' Thrift Plan*
             (3) (B) Amendment of the Employees' Thrift Plan dated October 13,
                     1999+
             (3) (C) Amendment of the Employees' Thrift Plan dated July 11,
                     2001+
             (3) (D) Amendment of the Employees' Thrift Plan dated April 10,
                     2002+
             (3) (E) Amendment of the Employees' Thrift Plan dated July 10,
                     2002+

             (4) Excess Benefit Plan*
             (5) Excess Contribution Plan*
Exhibit  J   Custodian Agreement*
Exhibit  K   Not Applicable
Exhibit  L   Opinion and Consent of Sullivan & Cromwell LLP**
Exhibit  M   Not Applicable
Exhibit  N   Consent of Ernst & Young LLP+
Exhibit  O   Not Applicable
Exhibit  P   Not Applicable
Exhibit  Q   Not Applicable
Exhibit  R   Code of Ethics+

---------
*    Previously filed and incorporated by reference.
**   To be filed by amendment.
+    Filed herewith.